SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /


Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 COREFUNDS, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                    [INSERT NAME OF FILER WHEN APPLICABLE]
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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


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
                       IMPORTANT SHAREHOLDER INFORMATION



                                 COREFUNDS, INC.

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund(s). Each proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund(s). If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the board of directors.

We urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, the Fund(s) will incur the expense of follow-up solicitations, which may cost your Fund(s) money.

Please take a few moments to exercise your right to vote. Thank you.

                                 COREFUNDS, INC.
                            680 EAST SWEDESFORD ROAD
                           WAYNE, PENNSYLVANIA 19087

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 15, 1996

To the Shareholders of CoreFunds, Inc.

     Notice is hereby given that a special meeting of shareholders (the 'Meeting') of Cash Reserve, Treasury Reserve, Tax-Free Reserve, Value Equity Fund, International Growth Fund, Equity Index Fund, Growth Equity Fund, Short Intermediate Bond Fund ( formerly Intermediate Bond Fund), Balanced Fund, Government Income Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Fiduciary Reserve, Fiduciary Treasury Reserve, Fiduciary Tax-Free Reserve, Elite Cash Reserve, Elite Government Reserve, and Elite Treasury Reserve (each a 'Fund', and collectively the 'Funds') of CoreFunds, Inc. (the 'Company'), will be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on March 15, 1996, at 3:30 p.m., local time, for the following purposes:

          1. To consider and act upon a proposal to elect a Board of Directors (voted on by the shareholders of the Company as a whole).

          2. To consider and vote upon a proposal to approve a new advisory agreement between the Company, on behalf of each Fund, and CoreStates Investment Advisers, Inc. ('CoreStates Advisers'), pursuant to which CoreStates Advisers will act as investment adviser with respect to the assets of the Funds, effective upon the merger of CoreStates Corp. ('CoreStates') and Meridian Bancorp, Inc. ('Meridian') (the 'Merger') (voted on by shareholders of each Fund).

          3. To consider and vote upon a proposal to approve the selection of Martin Currie, Inc. ('Martin Currie') or its successor as a Sub-Adviser for a portion of the assets of the International Growth Fund (voted on by the shareholders of the International Growth
             Fund).

          4. To consider and vote upon a proposal to approve the selection of Aberdeen Trust ('Aberdeen') or its successor as a Sub-Adviser for a portion of the assets of the International Growth Fund (voted on by shareholders of the International Growth Fund).

          5. To consider and vote upon a proposal to approve the selection of Alpha Global Fixed Income Managers, Inc. ('Alpha Global') or its successor as the Sub-Adviser to the Global Bond Fund (voted on by shareholders of the Global Bond Fund).

          6. To consider and vote upon a proposal to change the Global Bond Fund from a 'diversified' investment company to a 'non-diversified' investment company (voted on by shareholders of the Global Bond
             Fund).

          7. To consider and vote upon a proposal to change the fundamental policy of the Short Intermediate Bond Fund so that the Fund maintains an average weighted maturity of two to five years instead of the existing weighted maturity of three to ten years
             (voted on by shareholders of the Short Intermediate Bond Fund).

          8. To consider and vote upon an amended investment advisory agreement between CoreStates Advisers and each of the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve ('Fiduciary Funds') which would increase (absent any fee waivers) the contractual advisory fee paid to CoreStates Advisers (voted on by shareholders of each of the Fiduciary Treasury Reserve and Treasury Tax-Free Reserve).

          9. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Proposal 1 relates to the election of Directors, including two new Directors to the Company's Board of Directors. Proposals 2, 3 and 5 relate to the consideration of new investment advisory and sub-advisory agreements for the Funds as a result of the change of control of CoreStates Advisers. Proposal 4 relates to a multiple manager structure approved by the International Growth Fund's Board of Directors and approval of the selection of Aberdeen Trust as an additional sub-adviser for the Fund. Proposal 6 relates to a change in 'diversification' for the Global Bond Fund while Proposal 7 relates to a change in fundamental policy concerning the average weighted maturity of the Fund. Proposal 8 relates to a change of the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve portfolios to increase the contractual advisory fee paid to CoreStates Advisers (although it is intended to be waived) in conformity with the existing Fiduciary Tax-Free Reserve portfolio.

     All Shareholders are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, please complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

     Shareholders of record at the close of business on January 15, 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          James W. Jennings
                                          Secretary


February 21, 1996


     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                COREFUNDS, INC.
                            680 EAST SWEDESFORD ROAD
                           WAYNE, PENNSYLVANIA 19087

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 15, 1996


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CoreFunds, Inc. (the 'Company') on behalf of the Funds (each a 'Fund,' and, together, the 'Funds') for use at the Special Meeting of Shareholders to be held at the offices of SEI Financial Management Corporation ('SFM'), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 15, 1996, at 3:30 p.m., local time, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the 'Meeting'). Shareholders of record at the close of business on January 15, 1996, are entitled to vote at the Meeting. The table below sets forth the number of shares outstanding for each class of shares of the Company being solicited by this Proxy Statement:



                                                                                            SHARES OUTSTANDING AS
                                                                                                      OF
CLASS OF SHARES                                                                                JANUARY 15, 1996
---------------                                                                             ----------------------
Cash Reserve Class Y (formerly Series A)..................................................        572,441,959.040

Cash Reserve Class C (formerly Series B)..................................................         18,187,047.080

Treasury Reserve Class Y (formerly Series A)..............................................        534,750,006.190

Treasury Reserve Class C (formerly Series B)..............................................         21,382,197.520

Tax-Free Reserve Class Y (formerly Series A)..............................................         64,147,900.340

Tax-Free Reserve Class C (formerly Series B)..............................................          2,242,466.500

Growth Equity Fund Class Y (formerly Series A)............................................          8,412,490.228

Growth Equity Fund Class A (formerly Series B)............................................            186,027.810

Equity Index Fund Class Y (formerly Series A).............................................          5,343,048.295

Equity Fund Class Y (formerly Value Equity Fund Series A).................................          2,439,515.252

Equity Fund Class A (formerly Value Equity Fund Series B).................................            210,914.750

International Growth Fund Class Y (formerly Series A).....................................          8,798,957.811

International Growth Fund Class A (formerly Series B).....................................            154,896.060

Balanced Fund Class Y (formerly Series A).................................................          5,694,735.940

Balanced Fund Class A (formerly Series B).................................................            219,542.493

Short Intermediate Bond Fund Class Y (formerly Intermediate Bond Fund Series A)...........          5,571,511.985

Short Intermediate Bond Fund Class A (formerly Intermediate Bond Fund Series B)...........            205,306.866

Government Income Fund Class Y (formerly Series A)........................................          1,353,496.605

Government Income Fund Class A (formerly Series B)........................................            134,927.209

Intermediate Municipal Bond Fund Class Y (formerly Series A)..............................             23,328.866

Intermediate Municipal Bond Fund Class A (formerly Series B)..............................            102,151.837

Global Bond Fund Class Y (formerly Series A)..............................................          3,427,578.787

Global Bond Fund Class A (formerly Series B)..............................................             17,788.613

Pennsylvania Municipal Bond Fund Class Y (formerly Series A)..............................            270,626.090

Pennsylvania Municipal Bond Fund Class A (formerly Series B)..............................             20,482.652

                                                                                            SHARES OUTSTANDING AS
                                                                                                      OF
CLASS OF SHARES                                                                                JANUARY 15, 1996
---------------                                                                            ----------------------
New Jersey Municipal Bond Fund Class Y (formerly Series A)................................            149,035.093

New Jersey Municipal Bond Fund Class A (formerly Series B)................................             11,505.382

Fiduciary Reserve Class Y (formerly Series A).............................................        364,869,652.210

Fiduciary Treasury Reserve Class Y (formerly Series A)....................................         19,961,752.170

Fiduciary Tax-Free Reserve Class Y (formerly Series A)....................................         76,665,013.640

Elite Cash Reserve Class Y (formerly Series A)............................................

Elite Treasury Reserve Class Y (formerly Series A)........................................

Elite Government Reserve Class Y (formerly Series A)......................................


     Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. In addition to the solicitation of proxies by mail, directors and officers of the Company and officers and employees of SFM, 680 East Swedesford Road, Wayne, Pennsylvania 19087, the Administrator for the Funds (the 'Administrator'), may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by CoreStates Financial Corp ('CoreStates') and Meridian Bancorp, Inc. ('Meridian'). The Proxy Card and this Proxy Statement are being mailed to the Shareholders on or about February 21, 1996.


     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Company at 680 E. Swedesford Road, Wayne, Pennsylvania 19087-1658, by properly executing a later-dated proxy, or by attendance at the Meeting and voting in person.

                                  INTRODUCTION

     The Company is organized as a Maryland corporation and is not required to hold annual meetings of Shareholders. This Meeting is being called primarily in order to permit Shareholders to vote on a new investment adviser and adopt a new investment advisory agreement upon the termination of the existing agreements as a result of the merger of CoreStates and Meridian. In addition, Shareholders will also be asked to approve the selection of new Directors and an existing Director never previously approved by Shareholders. Shareholders of the International Growth Fund will vote on the selection of a new sub-adviser and a new sub-advisory agreement for the Fund in a multiple manager structure, in addition to approvals resulting from the change of control of the Adviser as voted above.

     Shareholders of the Global Bond Fund will be asked to approve a change in fundamental policy from being a 'diversified' fund to a 'non-diversified' fund, while Shareholders of the Short Intermediate Bond Fund (formerly Intermediate Bond Fund) will be asked to approve a fundamental change in the average weighted maturity of the Fund. Shareholders of the Fiduciary Reserve and Fiduciary Treasury Reserve will be asked to approve an increase in the contractual advisory fee paid to CoreStates Advisers in conformity with the Fiduciary Tax-Free Reserve structure.

     This Proxy Statement solicits votes on proposals affecting more than one Fund as set forth below. Shareholders are requested to vote only on those proposals affecting the Funds of which they are Shareholders.

PROPOSAL                                                                              FUND
--------                                                                              ----
1. To consider and act upon a proposal to elect a Board of Directors                  All Funds As A Whole
2. To consider and vote upon proposal to approve a new advisory agreement between     Each Fund
   the Company, on behalf of each Fund and CoreStates Advisers, pursuant to which
   CoreStates Advisers will act as investment adviser with respect to the assets of the Funds, effective upon the merger of CoreStates and Meridian.
3. To consider and vote upon a proposal to approve the selection of Martin Currie or  International Growth Fund its successor as a Sub-Adviser for a portion of the assets of the International
   Growth Fund.
4. To consider and vote upon a proposal to approve the selection of Aberdeen Trust    International Growth Fund
   or its successor as a Sub-Adviser for a portion of the assets of the
   International Growth Fund.
5. To consider and approve the new Sub-Advisory Agreement between Alpha Global or     Global Bond Fund
   its successor and CoreStates Advisers on behalf of the Global Bond Fund.
6. To consider and vote upon a proposal to change the Global Bond Fund from a         Global Bond Fund
   'diversified' investment company to a 'non-diversified' investment company.
7. To consider and vote upon a proposal to change the fundamental policy of the       Short Intermediate Bond Fund
   Short Intermediate Bond Fund (formerly Intermediate Bond Fund) so that the Fund maintains an average weighted maturity of two to five years instead of the existing average weighted average maturity of three to ten years.
8. To consider and vote upon an amended investment advisory agreement between         Fiduciary Treasury Reserve
   CoreStates Advisers and each of the Fiduciary Treasury Reserve and Fiduciary       and Fiduciary Tax-Free
   Tax-Free Reserve (the 'Fiduciary Funds') which would increase (absent any fee      Reserve
   waivers) the contractual advisory fee paid to CoreStates Advisers.


       I.  PROPOSAL 1.       TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT A BOARD OF DIRECTORS (VOTED ON BY THE
           (ALL FUNDS)       SHAREHOLDERS OF THE COMPANY AS A WHOLE)

     At the Meeting, it is proposed that five Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Erin Anderson, Emil J. Mikity, George H. Strong, Thomas J. Taylor and Cheryl H. Wade. Messrs. Anderson, Mikity and Strong are currently members of the Board of Directors. Messrs. Mikity and Strong were last elected by Shareholders at a special meeting held on April 1, 1992. Ms. Anderson is currently a member of the Board of Directors elected by the Board on December 16, 1992. Shareholders, however, never elected Ms. Anderson to the Board. Mr. Taylor and Ms. Wade have not previously served on the Board and have not previously been elected by the Board or Shareholders.

     The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. In compliance with the 1940 Act, shareholder meetings must be held within sixty days to elect Directors whenever fewer than a majority of the Directors holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. Because the addition of Mr. Taylor and Ms. Wade raise the number of Directors to five, of which only two have been elected by shareholders of the Company, a shareholder meeting must be held to elect Mr. Taylor and Ms. Wade in order for the Board of Directors to comply with the two-thirds requirement.

     Because the Company does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified. Under Maryland General Corporation Law, a corporation registered under the 1940 Act is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under such Act. The Fund has availed itself of this provision and will achieve cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or required or permitted by the Articles of Incorporation and By-Laws of the Company. As described above, shareholder meetings will be held to elect Directors under certain circumstances in compliance with the 1940 Act. Shareholder meetings may also be held by the Company in order to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting may also be called by those shareholders holding at least 10% of the Shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the Shares entitled to vote at the meeting.

     Each of the nominees has consented to being named in this Proxy Statement and to serving as a Director, if elected. The Company knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power to vote for such person or persons as the management of the Company may recommend. Directors will be elected by a majority of all votes cast at the Meeting provided that a majority of shareholders entitled to vote is present in person or by Proxy at the Meeting. If you give no voting instructions, your Shares will be voted for all nominees named herein.

INFORMATION REGARDING NOMINEES

     The following information is provided for each nominee. It includes his or her name, position with the Company, length of directorship (if applicable), age, principal occupations or employment during the past five years, directorships with other companies which file reports periodically with the Securities and Exchange Commission, number of shares of the Funds beneficially owned and percentage of shares of the Funds beneficially owned.

                                                                                            SHARES BENEFICIALLY
                                                    BUSINESS EXPERIENCE DURING                  OWNED AS OF
NAME AND POSITION WITH THE FUND            AGE      THE PAST FIVE YEARS                      JANUARY 15, 1996      PERCENTAGE
-------------------------------          --------  ---------------------------             ---------------------  -------------
Erin Anderson, Director of the              40      Professor of Marketing, INSEAD,                      0                  0
Company since December 1992                         Fountainebleu, France, since 1994;
                                                    Associate Professor, University of
                                                    Pennsylvania Wharton School,
                                                    1981-1994.
Emil J. Mikity, Director of the             67      Retired; Senior Vice President                       0                  0
Company since December 1990                         Investments, Atochem North America,
                                                    1979-1989.
George H. Strong, Director of the           69      Financial Consultant since 1985;                     0                  0
Company since April 1992                            Director and Senior Vice President,
                                                    Universal Health Services, Inc.,
                                                    1979-1984.
Cheryl H. Wade, Director Nominee            48      Associate General Secretary and                      0                  0
                                                    Treasurer, American Baptist Churches
                                                    1993-present; Treasurer, The
                                                    Ministers and Missionaries Benefit
                                                    Board, American Baptist Churches
                                                    1990-1993.
Thomas J. Taylor, Director Nominee          57      Consultant; Chairman, Conestoga Funds                0                  0
                                                    since 1995 and a Trustee from
                                                    1990-1995; Trustee of Community
                                                    Heritage Fund since 1993.



     The Directors of the Company receive fees and expenses for each meeting of the Board of Directors attended, and an annual retainer. During the fiscal year ended June 30, 1995, the Company paid a total of $77,831 on behalf of the Funds to its Directors. No officer or employee of the Administrator or SEI Financial Service Company ('SFS' or 'Distributor') receives any compensation from the Company for acting as a Director of the Company, and the officers of the Company receive no compensation from the Company for performing the duties of their offices. The Directors and Officers of the Company as a group (except for Mr. Jennings, see 'General Information About the Company and Other Matters -- Directors and Executive Officers') own less than 1% of the outstanding shares of each Fund.


     The aggregate compensation paid by the Funds to each of the Company's Directors serving during the fiscal year ended June 30, 1995 is set forth in the compensation table below. The aggregate compensation paid to such Directors during this same period by all registered investment companies to which CoreStates Advisers or an affiliated person provides investment advisory services (collectively, the 'Fund Complex') is also set forth in the compensation table below.


                                                                                                               TOTAL
                                                                                                            COMPENSATION
                                         AGGREGATE                                                        FROM REGISTRANT
                                     COMPENSATION FROM                                                          AND
                                       REGISTRANT FOR                                                       FUND COMPLEX
                                           FISCAL              PENSION OR                                     PAID TO
                                      YEAR ENDED JUNE      RETIREMENT BENEFITS      ESTIMATED ANNUAL     DIRECTORS FOR THE
                                            30,            ACCRUED AS PART OF         BENEFITS UPON      FISCAL YEAR ENDED
NAME OF PERSON AND POSITION                 1995              FUND EXPENSES            RETIREMENT          JUNE 30, 1995
---------------------------         ------------------  -----------------------  ---------------------  ------------------
Erin Anderson                            $   17,750             $       0               $       0            $   17,750
Director
Emil J. Mikity                               19,250                     0                       0                19,250
Director
George H. Strong                             17,750                     0                       0                17,750
Director

REQUIRED VOTE


     By meeting of the Board of Directors held on December 7, 1995, the Board approved setting the number of Directors at five and nominated for election both Ms. Wade and Mr. Taylor. The Board also recommended that Shareholders vote for each of the nominees for Director named herein. In recommending that Shareholders elect the nominees as Directors of the Company, the Board considered the nominees' experience and qualifications.


     The election of the Directors requires the favorable vote of a majority of all votes cast at the Meeting provided that a majority of Shareholders entitled to vote is present in person or by Proxy at the Meeting. If the Directors are not approved by the Shareholders of the Company, the Board will consider alternative nominations.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES.

      II.  PROPOSAL 2.       APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS FOR THE FUNDS
           (ALL FUNDS)

BACKGROUND

     One of the purposes of the Meeting is to consider a new advisory agreement for all Funds of the Company as a result of the proposed merger whereby Meridian would merge into CoreStates (the 'Merger'). As a result of the combination of these bank holding companies, the Company ('CoreFunds, Inc.') and the Conestoga Family of Funds ('Conestoga'), the registered investment companies of CoreStates and Meridian, respectively, will reorganize to establish one surviving registered investment company known as 'CoreFunds Inc.' The Merger represents a change in ownership of the parent corporation of CoreStates Advisers and, as such, has the effect under the Investment Company Act of 1940, as amended (the '1940 Act') of terminating the existing advisory agreement between the Company, on behalf of the Funds, and CoreStates Advisers (the 'Existing Advisory Agreement'). Accordingly, shareholders are being asked to approve a new advisory agreement embodying exactly the same terms and fees with CoreStates Advisers under its new ownership (the 'New Advisory Agreement'). The Company's Board of Directors, including a majority of the non-interested Directors (those Directors who are not parties to the New Advisory Agreement, or interested persons of such parties), approved the New Advisory Agreement at a meeting held on December 7, 1995, subject to approval by the shareholders of each Fund, to become effective upon the consummation of the Proposed Transaction.

THE REORGANIZATION AGREEMENT


     In October 1995, CoreStates announced its intention to enter into a Merger with Meridian whereby Meridian will merge with and into CoreStates. CoreStates is to be the surviving corporation and continue under the name 'CoreStates Financial Corp.' The board of directors of both CoreStates and Meridian approved the Merger. The merged CoreStates/Meridian organization will rank among the twenty-five largest bank holding companies in the United States based on assets. The Merger is subject to approval by the shareholders of both CoreStates and Meridian as well as various federal and state regulatory authorities. The board of directors of both CoreStates and Meridian expect the merger to be completed on or about April 1, 1996.


     Meridian is a publicly owned multibank holding company incorporated under the laws of the Commonwealth of Pennsylvania and registered under the Federal Bank Holding Company Act of 1956, as amended. Through its subsidiaries, Meridian managed as of September 30, 1995, more than $15 billion in assets, including approximately $1.5 billion in mutual fund assets.


     In connection with the Merger, CoreFunds and Conestoga propose to enter into an Agreement and Plan of Reorganization (the 'Reorganization').


     The primary reason for the Reorganization is the pending Merger between Meridian (the parent of Meridian Investment Company ('MIC')(investment adviser to Conestoga) and CoreStates (the parent of CoreStates Advisers). If completed, the current investment advisory agreements between the CoreFunds portfolios and CoreStates Advisers, would be terminated. The Company's Board of Directors at a meeting held on December 7, 1995, approved the recommendation of CoreStates Advisors to terminate the services of Cashman Farrell and Associates ('Cashman Farrell') as investment sub-advisors to the Equity Fund (formerly Value Equity
Fund). CoreStates Advisers will act as the sole investment adviser for the Equity Fund after the effective date of Cashman Farrell's termination.

     In addition, the current sub-advisory agreements for the International Growth Fund and Global Bond Fund between CoreStates Advisers and Martin Currie and Alpha Global, respectively, would similarly be terminated. Shareholders of the Conestoga portfolios will recognize no gain or loss for federal income tax purposes on their receipt of shares of the CoreFunds portfolios. Shareholders of the CoreFunds portfolios will have no tax consequences from the Reorganization. In addition, the Conestoga portfolios will incur no federal income tax on their issuance of shares in the Reorganization.

     The Reorganization provides that each of the following eight investment portfolios of Conestoga ('Reorganizing Portfolios') will transfer substantially all its assets and known liabilities to the existing CoreFunds portfolios ('Existing CoreFunds Portfolios') identified below:

CONESTOGA (REORGANIZING PORTFOLIOS)                       EXISTING COREFUNDS PORTFOLIOS
----------------------------------                        -----------------------------
Cash Management Fund                                      Cash Reserve
Tax-Free Fund                                             Tax-Free Reserve
U.S. Treasury Securities Fund                             Treasury Reserve
Equity Fund                                               Equity Fund
Intermediate Income Fund                                  Short Intermediate Bond Fund
Pennsylvania Tax-Free Bond Fund                           Pennsylvania Municipal Bond Fund
Balanced Fund                                             Balanced Fund
International Equity Fund                                 International Growth Fund

     The Reorganization also provides that each of the following three investment portfolios of Conestoga ('Continuing Portfolios') will transfer all its assets and known liabilities to newly-created investment portfolios of CoreFunds ('New CoreFunds Portfolios') identified below:

CONESTOGA (CONTINUING PORTFOLIOS)                         NEW COREFUNDS PORTFOLIOS
--------------------------------                          ------------------------
Special Equity Fund                                       Special Equity Fund
Bond Fund                                                 Bond Fund
Short-Term Income Fund                                    Short-Term Income Fund

     In exchange for the transfer of these assets and liabilities, CoreFunds will simultaneously issue shares in these eleven CoreFunds portfolios to the corresponding Conestoga portfolios. Shareholders of each class of shares of the Conestoga portfolios will receive the class of shares of the corresponding CoreFunds portfolios based on their respective net asset values. Following this Reorganization, the former Conestoga shareholders will be shareholders of their corresponding CoreFunds portfolios.

     The Reorganization will occur contemporaneously with, or shortly after, the consummation of the Merger. Because the Merger is deemed to be a change in control of CoreFunds, the existing investment advisory and sub-advisory agreements for CoreFunds will, by their terms, automatically terminate upon the Merger. If the Merger and Reorganization do not occur contemporaneously, the Reorganization provides that each former Conestoga portfolio will enter into an interim investment advisory agreement with MIC, or its successor, for the period between the date of the Merger and the effective time of the Reorganization. In addition, the Conestoga International Equity Fund will enter into an interim sub-advisory agreement with Marvin and Palmer Associates, Inc. for the same period. The provisions of the interim advisory and sub-advisory agreements, including the fee rates, will be the same as those of the existing investment advisory and sub-advisory agreements.

     As required by the 1940 Act, the Existing Advisory Agreements provide for their automatic termination upon 'assignment.' Consummation of the Merger and Reorganization may be deemed to be an assignment (as defined in the 1940 Act) of the Existing Advisory Agreements resulting in the termination of the Existing Advisory Agreements in accordance with their terms. In anticipation of the Consummation of the Merger and Reorganization, and to provide continuity in investment advisory services, CoreFunds' Board of Directors, including a majority of the Board members who are not 'interested persons' (as defined in the 1940 Act) at a meeting held on December 7, 1995, approved and directed that there be submitted to shareholders for approval a new investment advisory agreement between CoreFunds and CoreStates Advisers (the 'New Investment Advisory Agreement') covering all the Funds.

     In connection with each Fund's approval of the New Advisory Agreement, the Board considered that the terms of the Merger and Reorganization do not require a change in any Fund's investment objective or policies, CoreStates Advisers investment management or operation of the Funds, the investment personnel managing the Funds, or the shareholder services or other business activities of the Funds. CoreStates and Meridian have each informed the Boards of CoreFunds and Conestoga that the Merger will not at this time result in any such change, although no assurance can be given that such a change will not occur in the future.

     Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no 'unfair burden' may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term 'unfair burden,' as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in this Reorganization.

     The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be 'interested persons' of CoreStates Advisers or MIC within the meaning of the 1940 Act.

     There are a number of conditions precedent to the closing of the Reorganization. Such conditions include, among other things, that all regulatory filings, applications and notifications will have been duly and properly made or obtained. If the conditions for the Proposed Transaction are not met and the Merger is not completed, the Existing Advisory Agreements will remain in effect. In the event the Proposed Transaction is completed but the New Advisory Agreement is not approved by a Fund's shareholders, the Directors and the Administrator will promptly seek to enter into a new advisory arrangement for that Fund, subject to approval by that Fund's shareholders.

DESCRIPTION OF THE EXISTING ADVISORY AGREEMENTS AND THE NEW ADVISORY AGREEMENT


     CoreStates Advisers currently serves as the investment adviser to each Fund of the Company pursuant to separate agreements dated June 23, 1987 (Cash Reserve, Treasury Reserve and Fiduciary Reserve), December 5, 1989 (Equity Fund (formerly Value Equity Fund) and International Growth Fund), March 25, 1991 (Equity Index Fund, Growth Equity Fund, Short Intermediate Bond Fund, Fiduciary Tax-Free Reserve, Fiduciary Treasury Reserve), September 15, 1992 (Balanced Fund, Government Income Fund and Intermediate Municipal Bond Fund), September 9, 1993 (Global Bond Fund), December 2, 1993, (Pennsylvania Municipal Bond Fund and New Jersey Municipal Bond Fund) and March 25, 1994 (Elite Cash Reserve, Elite Government Reserve, Elite Treasury Reserve and Elite Tax-Free Reserve)(the "Existing Advisory Agreements"). The Existing Advisory Agreements were last submitted to a vote of shareholders for the purpose of their original adoption on June 22, 1987, April 19, 1990, April 1, 1992, September 15, 1992, September 9, 1993, December 2, 1993 and March 25, 1994, respectively.


COMPENSATION


     Under the Existing Advisory Agreements, CoreStates Advisers is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .75% (.72% with fee waiver), .75%, .40% (.12% with fee waiver), .80% and .70% (.67%
with fee waiver) of the average net assets of the Growth Equity Fund, Value Equity Fund, Equity Index Fund, International Growth Fund and Balanced Fund, respectively ['Equity Funds']; .50% of each of the Short Intermediate Bond Fund (.37% after fee waiver), Government Income Fund (.37% after fee waiver), Intermediate Municipal Bond Fund (3.7% after fee waiver), Pennsylvania Municipal Bond Fund (.0% after fee waiver) and New Jersey Municipal Bond Fund (.0% after fee waiver), and .60% of the Global Bond Fund (.52% after fee waiver) ['Fixed Income Funds']; .50% of each of the Cash Reserve, Treasury Reserve, Tax-Free Reserve (.29% each after fee waiver) and Fiduciary Reserve (0% after fee waiver) and 0% of each of the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve, and .20% for the Elite Cash Reserve, Elite Government Reserve and Elite Treasury Reserve ['Money Market Funds'].


     Except for decreases in the advisory fee payable to CoreStates Advisors for the Equity Fund (formerly Value Equity Fund), Cash Reserve, Treasury Reserve and Tax-Free Reserve, the advisory fees payable to Core States Advisers under the New Advisory Agreement will be the same as the Existing Advisory Agreements. The Board approved, subject to shareholder approval, a decrease in advisory fees for the Equity Fund from .75% to .74% of average net assets and from .50% to .40% of average net assets for each of the Cash Reserve, Treasury Reserve and Tax-Free Reserve.

     For its fiscal year ended June 30, 1995, the aggregate investment advisory fees paid by the Funds to Corestates Advisers totaled $4,488,590, including fee waivers of $5,995,442. CoreStates Advisers may terminate this waiver of fees at any time in its discretion. For the same period, the Funds paid SEI Financial Services Corporation ('SFS' or 'Distributor') an aggregate distribution fee of $120,470 for Class A and Class C Shares (formerly Series B Shares) and SFM, as Administrator, an aggregate administrative fee of $3,050,950, including fee waivers of $2,123,571.

DUTIES UNDER THE EXISTING ADVISORY AGREEMENTS AND THE NEW ADVISORY AGREEMENT

     The Existing Advisory Agreements and New Advisory Agreement provide that CoreStates Advisers, in return for its fee, will (1) provide a program of continuous investment management for each of the Funds in accordance with each Fund's investment objective, policies and limitations, (2) make investment decisions for each Fund, and (3) place orders to purchase and sell securities for each Fund, subject to the supervision of the Company's Directors. The Existing Advisory Agreements and New Advisory Agreement provide that CoreStates Advisers will provide adequate office space, facilities and personnel to perform its advisory services for the Company.

     The Existing Advisory Agreements and New Advisory Agreement provide that each Fund will pay all its expenses for services not provided by CoreStates Advisers. These expenses include, among others: the fees and expenses of Directors of the Funds who are not 'interested persons' of CoreStates Advisers or the Administrator; travel expenses of officers, directors and employees of the Funds who are officers, directors or employees of CoreStates Advisers or Administrator related to attendance at meetings of the Funds' Board of Directors or committees thereof; the cost of the Funds' legally required fidelity bond; interest expenses; taxes, brokerage fees and commissions; fees and expenses of registering and qualifying the Company and its shares for distribution under Federal and state securities laws; expenses of preparing, printing and distributing prospectuses and other material to existing shareholders; fees to the custodian and transfer agent; payments to the Administrator for maintaining the Funds' financial books and records and calculating its daily net asset value; auditing and legal expenses; insurance expenses; association membership dues; and the expense of annual and semi-annual reports to shareholders, shareholders' meetings and proxy solicitations. The Company is also liable for such non-recurring expenses as may arise, including litigation to which the Company or its Funds may be a party. The Company may have an obligation to indemnify its directors and officers with respect to such litigation.

     The Existing Advisory Agreements and New Advisory Agreement both provide that CoreStates Advisers shall not be liable for any error of judgment or mistake of law or for losses to the Company or its shareholders, provided that the Adviser is not protected from liability to the Company or to its shareholders resulting from the Adviser's willful misfeasance, bad faith or gross negligence in performance of its duties under the Advisory Agreement, or from reckless disregard of its duties and obligations thereunder.

     Except for the deemed change in the ownership of CoreStates Advisers and different effective and termination dates, the terms of the New Advisory Agreement are identical in all material respects to the terms of the Existing Advisory Agreements. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description of the New Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

DURATION AND TERMINATION

     Each of the Existing Advisory Agreements and New Advisory Agreement has an initial term of two years from its effective date, and thereafter shall continue for successive annual periods, provided the continuation is approved by each Fund's Directors or by vote of a majority of its outstanding voting securities, as well as by a majority of each Fund's Directors who are not 'interested persons' as defined in the 1940 Act. The Existing Advisory Agreements and the New Advisory Agreement may be terminated at any time without penalty by each respective Fund or the Adviser on 60 days' written notice and will automatically terminate in the event of its assignment.

INFORMATION REGARDING CORESTATES ADVISERS

     CoreStates Advisers is a registered investment adviser under the Investment Advisers Act of 1940 (the 'Advisers Act'), and currently acts as the investment adviser to the Equity Funds, Fixed Income Funds and Money Market Funds pursuant to the Existing Advisory Agreements. The contractual rates paid to CoreStates Advisers for services rendered to each of the Funds are described above in the Section entitled 'Description of Existing Advisory Agreement and the New Advisory Agreement.'

     CoreStates Advisers performs most investment management and investment advisory functions for the trust departments of CoreStates banking subsidiaries. In that connection, CoreStates Advisers performs certain investment advisory, research, trading, and fund management functions. It also provides investment management and advisory services to customers unrelated to CoreStates. CoreStates Advisers does not currently provide investment services to any other investment companies having an investment objective similar to the Funds'.

     The principal offices of CoreStates Advisers are located at 1500 Market Street, Philadelphia, PA 19102. CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, N.A. ('CoreStates Bank'), 1500 Market Street, Philadelphia, PA 19102, which in turn is a wholly-owned subsidiary of CoreStates Financial Corp, 1500 Market Street, Philadelphia, PA 19102. The name, address, and principal occupation of the principal executive officers and directors of CoreStates Advisers is set forth below.

NAME AND ADDRESS                      POSITION WITH CORESTATES ADVISERS     PRINCIPAL OCCUPATION
----------------                      ---------------------------------     --------------------
Mark E. Stalnecker                    Managing Director, Chairman and       Chief Investment Officer
                                        President
Dung Vukhae                           Managing Director and Senior Vice     Fixed Income Management
                                        President
Charles T. Meisse                     Managing Director and Senior Vice     Director -- Equity Management
                                        President
JoAnne T. Fredericks                  Managing Director and Senior Vice     Portfolio Manager
                                        President -- Treasurer
Michael F. Melloy                     Vice President                        Fixed Income Manager
Timothy R. Stives                     Managing Director and Senior Vice     Director -- Equity Management and
                                        President                             Research
Richard J. Lindsay                    Director                              Product Development Marketing
William T. Lawrence                   Vice President -- Secretary           Portfolio Management
Daniel Aboyan                         Director                              Banking

DIRECTORS' CONSIDERATIONS

     The Board of Directors believes that the terms of the New Advisory Agreement are fair to, and in the best interest of, the Company, the Funds, and the Shareholders. The Board of Directors, including all of the non-interested Directors, recommends approval by the Shareholders of the New Advisory Agreement between CoreStates Advisers and the Company. In making this recommendation, the Directors carefully evaluated CoreStates Advisers and former MIC key personnel in institutional investing, including, but not limited to, an examination of the following factors: (1) the fee and expense ratios of comparable mutual funds;
(2) the performance of the Funds since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Funds by CoreStates Advisers; (4) the distinct investment objectives and policies of the Funds; (5) that the compensation payable to CoreStates Advisers by the Funds under the proposed New Advisory Agreement will be at the same rate as the compensation payable to the Adviser under the Existing Advisory Agreements; (6) that the terms of the Existing Advisory Agreements will be unchanged under the New Advisory Agreement except for different effective and termination dates and certain other nonmaterial changes; (7) the history, reputation, qualification and background of CoreStates Advisers and MIC, as well as the qualifications of their personnel and their respective financial conditions; (8) the commitment of the parties to the Merger to pay or reimburse the Company for the expenses of the Company incurred in connection with the Reorganization Agreement; (9) MIC's investment performance record; (10) the benefits expected to be realized as a result of CoreStates Advisers' affiliation with MIC; and (11) other factors deemed relevant.

     CoreStates Advisers has advised the Board of Directors that it expects that there will be no dilution in the scope and quality of advisory service provided to the Funds as a result of the Reorganization. Accordingly, the Board of Directors believes that the Funds should receive investment advisory services under the New Advisory Agreement that are equal or superior to those they currently receive under the Existing Advisory Agreements, at the same fee levels.

REQUIRED VOTE

     Approval of the New Advisory Agreement with respect to the Funds of the Company requires the affirmative vote of a majority of the outstanding shares of each Fund of the Company.

     THE DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE 'FOR' THE NEW ADVISORY AGREEMENT.

     III.  PROPOSAL 3.       TO CONSIDER AND VOTE UPON A PROPOSAL TO APPROVE THE SELECTION OF MARTIN CURRIE OR ITS
           (INTERNATIONAL    SUCCESSOR AS A SUB-ADVISER FOR A PORTION OF THE ASSETS OF THE INTERNATIONAL GROWTH FUND.
           GROWTH FUND)

BACKGROUND

     The Meeting has been called for the purpose of considering a new sub-advisory agreement for the International Growth Fund as a result of the Merger, described in Proposal 2. The Merger represents a deemed ownership change of CoreStates Advisers and, as such, has the effect of terminating the existing sub-advisory agreement between CoreStates Advisers and Martin Currie (the 'Existing Sub-Advisory Agreement'). Accordingly, shareholders of the International Growth Fund are being asked to approve a New Sub-Advisory Agreement embodying exactly the same terms and fees, between CoreStates Advisers (under its new ownership) and Martin Currie. The Fund's Board of Directors, including a majority of the non-interested Directors (those Directors who are not a party to the New Sub-Advisory Agreement or interested persons of such a party), has approved the New

Sub-Advisory Agreement, subject to approval by Shareholders, to become effective upon the consummation of the Reorganization.

THE REORGANIZATION AGREEMENT

     For a description of the Reorganization Agreement, see 'The Reorganization Agreement' under Proposal 2. If the conditions for the Merger and Reorganization are not met and the Merger is not completed, the Existing Sub-Advisory Agreement will remain in effect. In the event the Reorganization is completed but the New Sub-Advisory Agreement is not approved by the International Growth Fund's shareholders, the Board of Directors and CoreStates Advisers will promptly seek to enter into a new sub-advisory arrangement for the Fund, subject to approval by the Fund's shareholders.

REASONS FOR TERMINATION OF THE EXISTING SUB-ADVISORY AGREEMENT

     The existing Sub-Advisory Agreement is dated December 5, 1989. The Board of Directors proposes to enter into the New Sub-Advisory Agreement reflecting the fact that Martin Currie will now manage only a portion of the assets of the Fund which are allocated to it by the Board. There are no other material differences between the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement.

     The Board of Directors has determined that it is in the best interest of the Fund to retain Martin Currie as an investment sub-adviser for a portion of the Fund's assets and to retain other investment advisers to manage the remainder of the Fund's assets, and for the Board of Directors to allocate the Fund's assets between the two investment sub-advisers from time to time. Therefore, the Board is recommending that the Shareholders approve the Investment Advisory Agreement to be dated on or about March 15, 1996 (the 'New Sub-Advisory Agreement') between the Company and Martin Currie. On December 7, 1995, the New Sub-Advisory Agreement was approved by unanimous vote of the Directors who are not 'interested persons' (the 'Non-interested Directors'), as such term is deemed in the Investment Company Act of 1940, as amended (the '1940 Act'). In accordance with the requirements of the 1940 Act, this matter is being submitted to the Shareholders for their approval. Approval by such shareholders requires the affirmative vote of a majority of the outstanding Shares of the Fund, as defined in the 1940 Act.

DUTIES UNDER THE EXISTING SUB-ADVISORY AGREEMENT

     CoreStates Advisers currently serves as the Fund's investment adviser pursuant to its Existing Advisory Agreement and Martin Currie serves as the sub-adviser to the International Growth Fund pursuant to its Existing Sub-Advisory Agreement dated December 5, 1989. The Existing Sub-Advisory Agreement was approved by shareholders of the International Growth Fund on December 5, 1989.

     Except for the deemed change in the ownership of CoreStates Advisers, different effective and termination dates and the portion of the Fund's assets managed by Martin Currie, the terms of the New Sub-Advisory Agreement are identical in all material respects to the terms of the Existing Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B, and the description of the New Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit B.

     The Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that Martin Currie, in return for its fee, will provide a continuous investment program for the International Growth Fund, including but not limited to the management of investment operations and composition of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus. Martin Currie will provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash. In the performance of its duties and obligations, Martin Currie will act subject to the supervision of CoreStates Advisers and the Fund's Board of Directors.

     The Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that Martin Currie will not be liable for any error of judgment or for any loss suffered by the Fund or CoreStates Advisers in connection with performance of its obligations under the Agreement, except a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on Martin Currie's part in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

COMPENSATION

     Under the Existing Sub-Advisory Agreement, Martin Currie is entitled to a fee from CoreStates Advisers which is calculated daily and paid monthly, at an annual rate of .50% of the portion of the average daily net assets of the Fund's average daily net assets under the proposed New Sub-Advisory Agreement, Martin Currie is entitled to a fee from CoreStates Advisers which is calculated daily and paid monthly, at an annual rate of .50% of the International Growth Fund's average daily net assets. Martin Currie may from time to time and at its discretion voluntarily waive all or a portion of its fees in order to assist the Fund in maintaining a competitive expense ratio. Martin Currie reserves the right to terminate any voluntary fee waiver and reimbursement at any time.


     As compensation for investment sub-advisory services to the Fund for the fiscal year ended June 30, 1995, Martin Currie received compensation of $493,322.


DURATION AND TERMINATION

     Each of the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement has an initial term of two years from its effective date, and thereafter shall continue for successive annual periods, provided the continuation is approved by the Fund's Directors or by vote of a majority of its outstanding voting securities, as well as by a majority of the Fund's Directors who are not 'interested persons' as defined in the 1940 Act. The Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement may be terminated, without the payment of any penalty (a) by the Fund at any time by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, (b) by CoreStates Advisers at any time on not more than 60 days' nor less than 30 days' written notice to the other party, or (c) by Martin Currie at any time on 90 days' written notice to the other party.

ALLOCATION OF ASSETS AMOUNG SUB-ADVISORS -- INTERNATIONAL GROWTH FUND


     Martin Currie has been the sole investment sub-adviser and provided the review, supervision and management of the Fund's investment program and related reporting and recordkeeping services for all of the Fund's assets. The Board of Directors voted on December 7, 1995 to appoint Aberdeen as an additional sub-adviser to the Fund. CoreStates Advisers will allocate the assets of the Fund among the two Sub-Advisers under the supervision of the Board of Directors.


INFORMATION REGARDING MARTIN CURRIE


     Martin Currie, a New York corporation located in Edinburgh, Scotland, is a majority-owned subsidiary of Martin Currie, Ltd., which is wholly owned by its full-time working executives and is one of Scotland's largest independent investment management groups. Martin Currie was founded in order to provide foreign investment advisory services to U.S. Funds seeking diversification into international markets. Although Martin Currie has had extensive experience in managing a variety of international equity investment companies, International Growth Fund was the first U.S. registered investment company for which Martin Currie has acted in an investment advisory capacity. Martin Currie has principal offices at Saltire Court, 20 Castle Terrace, Edinburgh EH 2ES, Scotland.


     Listed below are the names and principal occupations of each of the directors and principal executive officers of Martin Currie. The principal business address of each director and principal executive officer, as it relates to his or her duties at Martin Currie, is also provided. No director of the Company has purchased or sold shares of or interests in Martin Currie during the most recent fiscal year.


NAME AND ADDRESS*                     OFFICE OR TITLE                       PRINCIPAL OCCUPATION
-----------------                     ---------------                       --------------------
William M. Kennedy                    Director and President                Investment Management
Michael J. Gibson                     Director and Vice President           Investment Management
James K. Falconer                     Director and Vice President           Director
Patrick J. Scott Plummer              Director and Vice President           Director
Charles J. Dawnay                     Director and Vice President           Director
James M. Fairweather                  Director and Vice President           Director
Julian M. Livingston                  Chief Legal and Compliance Officer    Legal Officer


------------------
* Saltire Court, 20 Castle Terrace, Edinburgh EH 2ES, Scotland

     Martin Currie currently provides investment services to the following investment companies having an investment objective similar to the Fund's investment objective:


NAME OF INVESTMENT COMPANY                               AMOUNT OF ASSETS UNDER MANAGEMENT*     RATE OF COMPENSATION
--------------------------                               ----------------------------------     --------------------
MCBT Opportunistic EAFE Fund                                       $  94.3 million                          .70%
Eagle International Equity Portfolio                                  11.9 million                          .70%
PACE International Equity Investments                                 15.0 million                          .70%


------------------

* As of December 31, 1995.


DIRECTORS' CONSIDERATIONS

     The Board of Directors believes that the terms of the New Sub-Advisory Agreement are fair to, and in the best interest of, the International Growth Fund and its Shareholders. The Board of Directors, including all of the non-interested Directors, recommends approval by the Shareholders of the New Sub-Advisory Agreement among CoreStates Advisers, the Fund and Martin Currie. In making this recommendation, the Directors carefully evaluated the experience of Martin Currie's key personnel in institutional investing, the quality of services Martin Currie is expected to provide to the International Growth Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the International Growth Fund since commencement of operations; (3) the nature and quality of the services expected to be rendered to the International Growth Fund by Martin Currie; (4) the distinct investment objectives and policies of the Fund; (5) that the compensation payable by the Fund under the proposed New Sub-Advisory Agreement will be at the same rate as the compensation payable under the Existing Sub-Advisory Agreement; (6) that the terms of the Existing

Sub-Advisory Agreement will be unchanged under the New Sub-Advisory Agreement except for different effective and termination dates; (7) the history, reputation, qualification and background of Martin Currie, as well as the qualifications of their personnel and their respective financial conditions; (8) the commitment of the parties to the Merger to pay or reimburse the Fund for the expenses of the Fund incurred in connection with the Reorganization; (9) CoreStates Advisers and Martin Currie's investment performance record; and (10) other factors deemed relevant.

     CoreStates Advisers has advised the Board of Directors that it expects that there will be no dilution in the scope and quality of advisory service provided to the International Growth Fund as a result of the Reorganization Transaction. Accordingly, the Board of Directors believes that the Fund should receive investment advisory services under the New Sub-Advisory Agreement equal or superior to those it currently receives under the Existing Sub-Advisory Agreement, at the same fee level.

REQUIRED VOTE

     Approval of the New Sub-Advisory Agreement with respect to the International Growth Fund requires the affirmative vote of a majority of the outstanding shares of the Fund.

     THE DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND VOTE 'FOR' THE NEW SUB-ADVISORY AGREEMENT.

      IV.  PROPOSAL 4.       TO CONSIDER AND VOTE UPON A PROPOSAL TO APPROVE THE SELECTION OF ABERDEEN TRUST OR ITS
           (INTERNATIONAL    SUCCESSOR AS A SUB-ADVISER FOR A PORTION OF THE ASSETS OF THE INTERNATIONAL GROWTH FUND.
           GROWTH FUND)

GENERAL

     The Board of Directors is recommending that Shareholders of the International Growth Fund approve Aberdeen Trust ('Aberdeen') as an additional investment sub-adviser to the Fund and approve the form of investment sub-advisory agreement (the 'Sub-Advisory Agreement') between CoreStates Advisers and Aberdeen, a copy of which is attached as Exhibit C to this Proxy Statement. The description of the Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit C.

     In addition to approving a new sub-advisory agreement with Martin Currie as set forth above in Proposal 3, shareholders are also being asked to approve the selection of an additional sub-adviser for the Fund in the context of a multiple manager structure, and accordingly, approve a Sub-Advisory Agreement between Aberdeen and CoreStates Advisers for the management of a portion of the Fund's assets. The Fund's Board of Directors, including a majority of the non-interested Directors (those Directors who are not a party to the New Sub-Advisory Agreement or interested persons of such party), at a meeting held on December 7, 1995, approved the selection of Aberdeen as an additional sub-adviser to the Fund, subject to approval by Shareholders.

DUTIES UNDER THE PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

     Under the proposed Investment Sub-Advisory Agreement, Aberdeen would make the investment decisions for the assets of the Fund allocated to it by CoreStates Advisers, and would continuously review, supervise, and administer the Fund's investment program with respect to these assets. Aberdeen will discharge its responsibilities subject to the supervision of CoreStates Advisers and the Directors of the Fund in a manner consistent with the Fund's investment objectives, policies and limitations. The Investment Sub-Advisory Agreement also provides that Aberdeen will not be protected against any liability to the Fund, its shareholders, or CoreStates Advisers by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by Aberdeen of its obligations or duties thereunder.

     Under the multiple manager structure, CoreStates Advisers will have general oversight responsibility for the investment advisory services provided to the Fund, including formulating the Fund's investment policies and analyzing economic trends affecting the Fund. CoreStates Advisers will be responsible for managing the allocation of assets among the Fund's Sub-Advisers and directing and evaluating the investment services provided by each Sub-Adviser, including adherence to the Fund's investment objectives and policies, performance and specific portfolio security advice. In accordance with the Fund's investment objectives and policies, and under the supervision of CoreStates Advisers and the Fund's Board of Directors, each Sub-Adviser will be responsible for the day-to-day investment management of all or a discrete portion of the assets of a Fund. The Sub-Advisers are authorized to make investment decisions for the Fund and place orders on behalf of the Fund to effect the investment decisions made.

     CoreStates Advisers will also monitor the compliance of the Fund with regulatory and tax regulations, such as those relating to portfolio concentration and diversification. For the most part, compliance with these requirements by each Sub-Adviser with respect to its portion of the Fund will assure compliance by the Fund as a whole. In addition, CoreStates Advisers will monitor positions taken by each Sub-Adviser and will notify such Sub-Adviser of any developing situations to help ensure that investments do not run afoul of the short-short test or the wash sale rules. To the extent that having multiple Sub-Advisers responsible for investing separate portions of the Fund's assets creates the need for coordination among Sub-Advisers, there is an increased risk that the Fund will not comply with these regulatory and tax requirements.

     It is possible that different Sub-Advisers to the Fund could take opposite actions within a short period of time with respect to a particular security. For example, one Sub-Adviser could buy a security for the Funds and shortly thereafter another Sub-Adviser could sell the same security from the portion of the Fund's assets allocated to it. If in these circumstances the securities could be transferred from one Sub-Adviser's portion of the Fund to another, the Fund could avoid transaction costs and could avoid creating possible wash sales and short-short gains under the Code. Such transfers are not practicable, but the Sub-Advisers and CoreStates Advisers do not believe that there will be material adverse effects on the Fund as a result. First, it does not appear likely that there will be substantial overlap in the securities acquired for the Fund by the Sub-Advisers. Moreover, the Sub-Advisers would probably only rarely engage in the types of offsetting transactions described above, especially within a short time period. Therefore, it is a matter of speculation whether offsetting transactions would result in any significant increases in transaction costs or have significant tax consequences. With respect to the latter, CoreStates Advisers and the Sub-Advisers will establish procedures with respect to the short-short test which are designed to prevent realization of short-short gains in excess of Code limits. It is true that wash sales could occur in spite of the efforts of CoreStates Advisers, but it is believed that the benefits of using multiple managers outweigh the consequences of any wash sales.

DIRECTORS' CONSIDERATION

     The Directors of the Fund, including all of the Directors who are not 'interested persons' of the Fund, approved the general form of the Sub-Advisory Agreement with respect to the International Growth Fund at a meeting held on December 7, 1995. The Directors received written and oral information from both CoreStates Advisers and Aberdeen. CoreStates Advisers recommended the selection of Aberdeen as an investment sub-adviser and reviewed the considerations and the search process that led to such recommendation. The Directors also met with representatives of Aberdeen and considered, among other factors, information about key personnel, investment philosophy and process and performance track record. In recommending that the Shareholders approve the Sub-Advisory Agreement, the Directors carefully evaluated the investing experience of Aberdeen's key personnel and the quality of services expected to be provided to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Fund since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Fund by Aberdeen; (4) the distinct investment objective and policies of the Fund; (5) the fact that the compensation payable to Aberdeen under the proposed Sub-Advisory Agreement will be at the same or a lower rate as the compensation payable to the other Sub-Adviser under existing sub-advisory agreements; (6) the history, reputation, qualification and background of Aberdeen as well as the qualifications of their personnel and their respective financial conditions; (7) their performance records; (8) the benefits expected to be realized as a result of the multiple manager structure; and (9) other factors deemed relevant. The Directors also reviewed the fees to be paid to each Sub-Adviser of the Fund in comparison to those being charged in the relevant segment of the mutual fund business, including any benefits received by any Sub-Adviser or its affiliates in connection with soft dollar payments.

DURATION AND TERMINATION

     Unless terminated earlier, the Sub-Advisory Agreement shall continue in effect for a period of two years from the date of effectiveness, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Directors, and (ii) by the vote of a majority of those Directors who are not parties to the Investment Advisory Agreement or Investment Sub-Advisory Agreement or who are not 'interested persons' (as that term is defined in the 1940 Act, as amended) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

     The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that CoreStates Advisers' investment advisory agreement is terminated. The Sub-Advisory Agreement is also terminable by CoreStates Advisers or Aberdeen at any time, without penalty, on 60 days' written notice by the Board of Directors or by vote of a majority of the Fund's outstanding voting securities.

ALLOCATION OF ASSETS AMONG SUB-ADVISERS -- INTERNATIONAL GROWTH FUND


     Martin Currie has been the sole investment sub-adviser and provided the review, supervision and management of the Fund's investment program and related reporting and recordkeeping services for all of the Fund's assets. The Board of Directors voted on December 7, 1995 to appoint Aberdeen as an additional sub-adviser to the Fund. CoreStates Advisers, as investment adviser, will allocate the assets of the Fund among the two Sub-Advisers under the supervision of the Board of Directors.


COMPENSATION

     Under the proposed Investment Sub-Advisory Agreement, CoreStates Advisers will pay Aberdeen a fee, which is calculated and paid monthly, at the rate of
 .50% of the average daily net assets of the portion of the assets of the International Growth Fund managed by Aberdeen. Under an existing investment sub-advisory agreement between CoreStates Advisers and Martin Currie, CoreStates Advisers pays Martin Currie a fee, which is calculated and paid monthly, based on the annual percentage rate of .50% of the average daily net assets of the International Growth Fund. If Proposal 3 is approved by Shareholders of the Fund, Martin Currie will also receive a fee, calculated and paid monthly, based on the annual percentage rate of .50% of the average daily net assets managed by Martin Currie.

DESCRIPTION OF ABERDEEN


     Aberdeen, a Delaware corporation located in Ft. Lauderdale, Florida, is a wholly-owned subsidiary of Aberdeen Trust PLC ('Aberdeen PLC'), which is owned by three U.K.-based institutional investors and a subsidiary of CoreStates. In addition, the shares are listed on the London Street Exchanges. Aberdeen PLC was formed in 1876 and has been managing investment funds since 1986. It formed Aberdeen Managers in 1995 in order to, among other things, provide foreign investment advisory services in the U.S. Although Aberdeen Managers has had extensive experience in managing a variety of international equity investment companies, International Growth Fund is the first U.S. registered investment company for which Aberdeen Managers has acted in an investment advisory capacity. Aberdeen Managers is located at Nations Bank Tower, 22nd Floor, Ft. Lauderdale, Florida 33396. Aberdeen does not currently provide investment services to any other investment companies having an investment objective similar to the Fund's.



     The portion of the International Growth Fund's assets allocated to Aberdeen will be managed by Beverley Hendry. Mr. Hendry, Director of Aberdeen Managers, is a graduate of the University of Aberdeen, Scotland. He spent over three years as the Financial Director of Norten Christensen, a business specializing in oil exploration. He joined Abtrust Unit Trust Managers Limited in 1987 where he currently is a Managing Director.

     Listed below are the names, principal occupations and addresses of the directors and principal executive officers of Aberdeen. No Director of the Fund purchased or sold shares in Aberdeen during the Fund's most recent fiscal year.

NAME AND ADDRESS                   OFFICE OR TITLE                         PRINCIPAL OCCUPATION
----------------                   ---------------                         --------------------
Beverley Hendry                    Chief Executive Officer, Chief          Managing Director of Abtrust
                                   Operations Officer and Vice             Unit Managers Limited
                                   President

Martin James Gilbert               President, Director                     Chief Executive of Aberdeen
                                                                           Trust PLC

James Legh Pope                    Director                                Managing Director of Philadelphia
                                                                           International Corporation

Gawaine Lewis                      Investment Manager                      Investment Manager of Abtrust Fund

Julia Darell-Barnes                Investment Manager                      Investment Manager of Abtrust
                                                                           Fund Managers Limited

Radhika Ajmera                     Investment Manager                      Investment Manager of Abtrust
                                                                           Fund Managers Limited

REQUIRED VOTE


     Approval of the selection of Aberdeen as a sub-adviser to the International Growth Fund and the corresponding Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund. In the event Shareholders of the International Growth Fund do not approve the adoption of the Investment Sub-Advisory Agreement at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, the Directors will consider the appropriate course of action.


     THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND VOTE FOR APPROVAL OF THE SELECTION OF ABERDEEN TRUST AS A 'NEW' SUB-ADVISER AND THE CORRESPONDING SUB-ADVISORY AGREEMENT.

       V.  PROPOSAL 5.       TO CONSIDER AND APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN ALPHA GLOBAL OR ITS
           (GLOBAL           SUCCESSOR AND CORESTATES ADVISERS ON BEHALF OF THE GLOBAL BOND FUND.
           BOND FUND)

BACKGROUND

     The Meeting has been called for the purpose of considering a New Sub-Advisory Agreement for the Global Bond Fund as a result of the Merger described in Proposal 2. The Merger represents an ownership change of CoreStates Advisers and, as such, has the effect of terminating the existing sub-advisory agreement between CoreStates Advisers and Alpha Global (the 'Existing Sub-Advisory Agreement'). Accordingly, shareholders of the Global Bond Fund are being asked to approve a New Sub-Advisory Agreement embodying exactly the same terms and fees, between CoreStates Advisers (under its new ownership) and Alpha Global. The Fund's Board of Directors, including a majority of the non-interested Directors (those Directors who are not parties to the New Sub-Advisory Agreement, or interested persons of such parties), has approved the New Sub-Advisory Agreement, subject to approval by Shareholders, to become effective upon the consummation of the Reorganization.

THE REORGANIZATION AGREEMENT

     For a description of the Reorganization, see 'The Reorganization Agreement' under Proposal 2. If the conditions for the Merger are not met and the Reorganization is not completed, the Existing Sub-Advisory Agreement will remain in effect. In the event the Merger is completed but the New Sub-Advisory Agreement is not approved by the Global Bond Fund's shareholders, the Board of Directors and CoreStates Advisers will promptly seek to enter a new sub-advisory arrangement for the Fund, subject to approval by the Fund's shareholders.

DUTIES UNDER THE EXISTING SUB-ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT

     Except for the ownership change in CoreStates Advisers and different effective and termination dates, the terms of the New Sub-Advisory Agreement are identical in all material respects to the terms of the Existing Sub-Advisory Agreement. The form of this New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit E, and the description of the New Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit D.

     The Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that Alpha Global, in return for its fee, will provide a continuous investment program, including but not limited to, the management of investment operations and composition of the Global Bond Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus. Alpha Global will provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash. In the performance of its duties and obligations, Alpha Global will act subject to the supervision of CoreStates Advisers and the Fund's Board of Directors.

     The Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that Alpha Global will not be liable for any error of judgment or for any loss suffered by the Fund or CoreStates Advisers in connection with performance of its obligations under the Agreement, except a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on Alpha Global's part in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

     CoreStates Advisers currently serves as the Fund's investment adviser pursuant to its Existing Advisory Agreement and Alpha Global serves as the sub-adviser to the Global Bond Fund pursuant to its Existing Sub-Advisory Agreement dated December 15, 1993. The Existing Sub-Advisory Agreement was approved by shareholders of the International Growth Fund on December 15, 1993.

COMPENSATION

     Under the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement, Alpha Global is entitled to a fee from the Adviser which is calculated daily and paid monthly, at an annual rate of .30% of the Global Bond Fund's average daily net assets. Alpha Global may from time to time and at its discretion voluntarily waive all or a portion of its fee in order to assist the Fund in maintaining a competitive expense ratio. Alpha Global reserves the right to terminate any voluntary fee waiver and reimbursement at any time.


     As compensation for investment sub-advisory services to the Fund for the fiscal year ended June 30, 1995, Alpha Global received fees totaling $77,732.

DURATION AND TERMINATION

     Each of the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement has an initial term of two years from its effective date, and thereafter shall continue for successive annual periods, provided the continuation is approved by the Fund's Directors or by vote of a majority of its outstanding voting securities, as well as by a majority of the Fund's Directors who are not 'interested persons' as defined in the 1940 Act. The Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement may be terminated, without the payment of any penalty, upon 60 days' written notice, by the Board of Directors or by vote of a majority of the Fund's outstanding voting securities, by CoreStates Advisers or Alpha Global. Each Agreement will immediately terminate in the event of its assignment.

INFORMATION REGARDING ALPHA GLOBAL

     Alpha Global is a specialist manager of fixed income securities and cash for institutional investors. Based in London, England, it is a wholly-owned subsidiary of United Asset Management Corporation of Boston, Massachusetts, whose assets under management currently exceed $130 billion. Although Alpha Global has extensive experience in managing a variety of globally invested bond funds, Global Bond Fund is the first US-registered investment company for which Alpha Global has acted in an investment advisory capacity. Alpha Global is a member of the Investment Management Regulatory Organization, one of the regulatory bodies approved by the UK Government, and its activities are regulated accordingly. Alpha Global is located at 25/28 Old Burlington Street, London W1X 1LB England.

     Principal responsibility within Alpha Global for Global Bond Fund will be assumed by Mr. George McNeill, President and Chief Executive Officer of Alpha Global. He is a lifelong specialist in fixed income investment. From Edinburgh University, where he graduated in Political Economy and Economic History, he joined the investment department of Scottish Equitable Life Assurance Society. He then moved to London where he joined Wallace Brothers Bank where he spent nine years including seven as a Director with principal responsibility for the bank's fixed income investments. Since 1977 he has worked exclusively in fixed interest markets, first as Managing Director of the investment management operating company of Gillett Brothers, longstanding members of the LDMA, and for eight years as Managing Director of Reserve Asset Managers, a specialist fixed income manager. In 1989 he joined Axe-Houghton, Ltd., the London subsidiary of USF&G Corporation as Director and Chairman of the Investment Strategy Committee.

     Together with United Asset Management Corporation of Boston he founded Alpha Global Fixed Income Managers, Inc. in London and has overall responsibility for the company's operations.

     Listed below are the names and principal occupations of each of the directors and principal executive officers of Alpha Global. The principal business address of each director and principal executive officer, as it relates to his or her duties at Alpha Global is also provided. No Director of the Fund has purchased or sold shares of or interests in Alpha Global during the most recent fiscal year of the Fund.

NAME AND ADDRESS*                  OFFICE OR TITLE                         PRINCIPAL OCCUPATION
-----------------                  ---------------                         --------------------
George R. McNeill                  Chief Executive Officer                 Chairman, Investment Policy Committee
Anthony J. Norris                  Director--Research                      Member, Investment Policy Committee
Peter M. Wilson                    Director--Operations                    Member, Investment Policy Committee

------------------
* 25/28 Old Burlington Street, London W1X 1LB.

     Alpha Global does not currently provide investment services to any other investment companies having an investment objective similar to the Fund's.

DIRECTORS' CONSIDERATIONS

     The Board of Directors believes that the terms of the New Sub-Advisory Agreement are fair to, and in the best interest of, the Global Bond Fund and its Shareholders. The Board of Directors, including all of the non-interested Directors, recommends approval by the Shareholders of the New Sub-Advisory Agreement between CoreStates Advisers and Alpha Global. In making this recommendation, the Directors carefully evaluated the experience of Alpha Global's key personnel in institutional investing and the quality of services Alpha Global is expected to provide to the Global Bond Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Global Bond Fund since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Global Bond Fund by Alpha Global; (4) the distinct investment objectives and policies of the Fund; (5) that the compensation payable under the proposed New Sub-Advisory Agreement will be at the same rate as the compensation payable under the Existing Sub-Advisory Agreement; (6) that the terms of the Existing Sub-Advisory Agreement will be unchanged under the New Sub-Advisory Agreement except for different effective and termination dates; (7) the history, reputation, qualification and background of Alpha Global, as well as the qualifications of their personnel and financial condition; (8) the commitment of the parties to the Merger to pay or reimburse the Fund for the expenses of the Fund incurred in connection with the Reorganization; (9) CoreStates Advisers and Alpha Global's investment performance record; and (10) other factors deemed relevant.

     CoreStates Advisers has advised the Board of Directors that it expects that there will be no dilution in the scope and quality of advisory service provided to the Global Bond Fund as a result of the Proposed Transaction. Accordingly, the Board of Directors believes that the Fund should receive investment advisory services under the New Sub-Advisory Agreement equal or superior to those it currently receives under the Existing Sub-Advisory Agreement, at the same fee level.

REQUIRED VOTE

     Approval of the New Sub-Advisory Agreement with respect to the Global Bond Fund requires the affirmative vote of a majority of the outstanding shares of the Fund.

     THE DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT SHAREHOLDERS OF THE GLOBAL BOND FUND VOTE 'FOR' THE NEW SUB-ADVISORY AGREEMENT.

      VI.  PROPOSAL 6.       TO CONSIDER AND VOTE UPON A PROPOSAL TO CHANGE THE GLOBAL BOND FUND FROM A 'DIVERSIFIED'
           (GLOBAL           INVESTMENT COMPANY TO A 'NON-DIVERSIFIED' INVESTMENT COMPANY.
           BOND FUND)

     Investment companies such as the Global Bond Fund are classified as either 'diversified' or 'non-diversified' investment companies under Section 5 of the Investment Company Act of 1940, as amended (the '1940 Act'). Under Section 13 of the 1940 Act, an investment company may not change its classification from a diversified to a non-diversified investment company without the approval of the holders of a majority of its outstanding shares, as described below.

     The Global Bond Fund currently is classified as a 'diversified' investment company as defined in Section 5 of the 1940 Act. This means that the Fund must meet the following requirement:

          At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

     After consideration, the Fund's Board of Directors has determined that circumstances may arise when it may be advantageous for the Fund to have a larger position in a single issuer or in a group of issuers than is permitted for diversified investment companies. The reclassification of the Fund as non-diversified will provide CoreStates Advisers and Alpha Global with greater investment flexibility in managing the Fund's portfolio. The Directors believe that the benefits accruing to the Fund as a consequence of the Fund's conversion to a non-diversified portfolio will outweigh any increase in risk specific to the Fund. On December 7, 1995, the Board of Directors, therefore, unanimously approved a change in the classification of the Fund from a diversified to a non-diversified investment company and recommended that the proposal to reclassify the Fund as a non-diversified portfolio be submitted to the Fund's Shareholders for approval.

     If Shareholders approve reclassification of the Fund as a non-diversified investment company under the 1940 Act, the Fund would still be required to meet certain diversification requirements in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities or the securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses.

     For purposes of the federal income tax test, the identification of the issuer of any such security depends on the terms and conditions of the obligation. If the assets and revenues of any agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision will be regarded as the sole issuer. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user then such nongovernmental user will be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, and the value of all securities issued or guaranteed by the guarantor and owned by a fund exceeds 10% of the value of such fund's total assets, the guarantee will be regarded as a separate security and treated as an issue of such government or entity.

REQUIRED VOTE

     Approval of the change from 'diversified' to a 'non-diversified' investment company with respect to the Global Bond Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. If approved by Shareholders, the reclassification of the Fund as a non-diversified investment company would be effective immediately. Only shareholders of the Global Bond Fund may vote on this proposal to change the classification of the Fund.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL

     VII.  PROPOSAL 7.       TO CONSIDER AND VOTE UPON A PROPOSAL TO CHANGE THE FUNDAMENTAL POLICY OF THE SHORT
           (SHORT            INTERMEDIATE BOND FUND (FORMERLY INTERMEDIATE BOND FUND) SO THAT THE FUND MAINTAINS AN
           INTERMEDIATE      AVERAGE WEIGHTED MATURITY OF TWO TO FIVE YEARS INSTEAD OF THE EXISTING AVERAGE WEIGHTED
           BOND FUND)        MATURITY OF THREE TO TEN YEARS.

     The Directors of the Short Intermediate Bond Fund have determined that it would be in the best interest of the Fund and its Shareholders to restate the investment objective of the portfolio.

     The investment objective of the Short Intermediate Bond Fund is currently stated as follows: 'Short Intermediate Bond Fund's investment objective is to provide a moderate level of current income consistent with conservation of capital, by investing substantially all of its assets in a diversified portfolio of intermediate-term, fixed income obligations which will have an expected average weighted maturity of three to ten years.' (Emphasis added)

     It is proposed that the investment objective of the Fund be changed to read as follows:

          'Short Intermediate Bond Fund's investment objective is to provide a moderate level of current income consistent with conservation of capital, by investing substantially all of its assets in a diversified portfolio of intermediate-term, fixed income obligations which will have an expected average weighted maturity of two to five years.' (Emphasis added)

     The proposed change in the stated investment objective of the Fund is intended to accurately reflect the manner in which the Fund is being managed by CoreStates Advisers, which is consistent with the investment objective to have a weighted maturity not to exceed five years. If the proposal is approved by Shareholders, CoreStates Advisers will be required to manage the Fund so that the average weighted maturity of its portfolio does not exceed five years. If the Shareholders approve this proposal, CoreStates Advisers does not anticipate any material changes in the day-to-day management of the Fund's portfolio securities.

REQUIRED VOTE

     The change in investment objective of the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. If this proposal is approved by the Shareholders at the Meeting, the Fund's prospectus and statement of additional information will be amended or supplemented in due course in order to reflect the change in the investment objective. If the proposal is not approved, the investment objective as currently stated will remain in effect.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE CHANGE IN THE INVESTMENT OBJECTIVE OF THE FUND.

    VIII.  PROPOSAL 8.       PROPOSAL TO APPROVE OR DISAPPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN EACH
                             OF THE FIDUCIARY TREASURY RESERVE AND FIDUCIARY TAX-FREE RESERVE AND CORESTATES ADVISERS
                             WHICH WOULD INCREASE THE CONTRACTUAL ADVISORY FEE PAID TO CORESTATES ADVISERS

GENERAL

     On December 7, 1995, the Board of Directors unanimously approved, subject to the approval of the Shareholders of each of the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve, respectively, an amended investment advisory agreement (the 'Amended Advisory Agreement') to increase the contractual rate of fee payable to CoreStates Advisers for advisory services on behalf of each of Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve. Under the investment advisory agreement currently in effect (the 'Current Advisory Agreement'), CoreStates Advisers does not receive a fee from each of such Fiduciary Funds.

     Under the Amended Advisory Agreement, CoreStates Advisers would be entitled to receive a fee from Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve, calculated daily and paid monthly at the annual rate of .20% of the average daily net assets of each Fund. CoreStates Advisers has stated its intention to waive the entire fee for each such Fiduciary Fund so that the Funds remain at their existing expense ratios. A voluntary waiver is not contractual and is subject to change, and therefore, in the future, CoreStates Advisers could terminate such fee waiver and collect its fee.

     A copy of the Amended Advisory Agreement, as it is proposed to be approved by each of the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve Shareholders, is attached as Exhibit A to this Proxy Statement.

DIRECTORS' CONSIDERATION

     To assist the Directors in their consideration of the Amended Advisory Agreement, CoreStates Advisers presented a comparative analysis, under existing and pro forma advisory fees, of the performance and expenses of such Fiduciary Funds. The Directors took into account CoreStates Advisers' belief that the proposed fee structure represents a reasonable return, is in line with acceptable profitability levels, is still comparable to that of competing funds and maintains the Fiduciary Funds' competitive performance. In addition, the Directors carefully reviewed and evaluated the experience of CoreStates Advisers' key personnel and the quality of services to be delivered to such Fiduciary Funds. These considerations included, but were not limited to, the following factors: (1) the nature and quality of the advisory services rendered and the results achieved by CoreStates Advisers in the management of these Fiduciary Funds, giving due consideration to the likely impact of the proposed fee on relative performance; (2) the relationship of the proposed advisory fee schedule to the fee schedules of comparable mutual funds, the impact of the proposed increase in advisory fees on each of the Fiduciary Fund's expense ratio and the relationship of the Fiduciary Fund's pro forma expense ratio to the expense ratios of comparable mutual funds; (3) the costs borne by CoreStates Advisers in providing investment advisory services to the Fiduciary Funds; (4) the profits of CoreStates Advisers in providing services to the Fiduciary Funds; and (5) the extent to which the economies of scale that CoreStates Advisers might experience as a result of growth in the Fiduciary Funds' assets would be shared with the Funds.

DUTIES UNDER THE AMENDED ADVISORY AGREEMENT

     Except for a change in contractual compensation to CoreStates Advisers and the effective and termination dates, the terms of the Amended Advisory Agreement between CoreStates Advisers and the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve are identical in all material respects to the terms of the Current Advisory Agreement between the same parties. Moreover, except for differences regarding fees and compensation, the Amended Advisory Agreement is identical in all material respects to the Current Advisory Agreement regarding these Fiduciary Funds.

     Under the Amended Advisory Agreement, CoreStates Advisers is responsible for the investment decisions for each of the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve, and continuously reviews, supervises and administers each of such Fund's investment program. CoreStates Advisers discharges its responsibilities subject to the supervision of, and policies established by, the Board of Directors of such Fiduciary Funds. In addition, the Amended Advisory Agreement consistent with the Current Advisory Agreement, provides that CoreStates

Advisers shall not be protected against liability arising from such Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties.

COMPENSATION

     Under the Amended Agreement, each of the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve will pay CoreStates Advisers a fee, which is calculated daily and paid quarterly, at an annual rate of .20% of the average daily net assets of such Fund. The effect of the proposed change would increase the contractual rate by .20%, however, the actual rate paid by each such Fiduciary Fund to CoreStates Advisers will remain unchanged due to the intention of CoreStates Advisers to waive such fee.

DESCRIPTION OF CORESTATES ADVISERS

     For a complete description of CoreStates Advisers, see the discussions in Proposal 2 entitled 'Description of CoreStates Advisers.'


     For the fiscal period ended June 30, 1995, the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve each paid CoreStates Advisers an aggregate fee (net of voluntary fee waivers) of $0 for advisory services. For this same period, the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve paid SEI Financial Management Corporation (the 'Administrator') an aggregate administrative fee of $442,499 and $24,029 (after fee waivers), respectively.


DURATION AND TERMINATION

     Once approved by vote of a majority of the outstanding voting securities of each such Fiduciary Fund in accordance with the requirements of the Act, and unless sooner terminated, the Amended Advisory Agreement will continue in effect for an initial period of two years. Thereafter, if not terminated, the Amended Advisory Agreement will continue in effect for successive periods of 12 months, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of such Fund's Board of Directors who are not interested persons of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding shares of that Fund. The Amended Advisory Agreement may be terminated as to each such Fiduciary Fund at any time, without the payment of a penalty, by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days' nor more than 60 days' written notice to CoreStates Advisers, or by CoreStates Advisers on 90 days' written notice to the Trust. The Amended Advisory Agreement will immediately terminate in the event of its assignment.

COMPARISON BETWEEN THE AMENDED AGREEMENT AND THE CURRENT ADVISORY AGREEMENT

     The following table compares the existing fees and expenses of shares of the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve under the Current Advisory Agreement and under the Amended Advisory Agreement. The percentages shown below expressing existing annual fund operating expenses are based on the actual expenses of each Fund for the fiscal year ended June 30, 1995.

FIDUCIARY TREASURY RESERVE

                                                                                       CURRENT FEES    PROPOSED FEES
                                                                                            AND             AND
SHAREHOLDER TRANSACTION EXPENSES                                                         EXPENSES        EXPENSES
-------------------------------------------------------------------------------------  -------------  ---------------
Maximum Sales Charge Imposed on Purchase.............................................      None            None
Maximum Sales Charge Imposed on Reinvested Dividends.................................      None            None
Deferred Sales Charge................................................................      None            None
Redemption Fees......................................................................      None            None


                                                                                       CURRENT FEES    PROPOSED FEES
                                                                                            AND             AND
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)                   EXPENSES        EXPENSES
-------------------------------------------------------------------------------------  -------------  ---------------
Management/Advisory Fees (after fee waiver and reimbursement)........................         None              0%
12b-1 Fees...........................................................................         None            None
Other Expenses.......................................................................         .21%            .21%
Total Fund Operating Expenses (after fee waiver).....................................         .21%*           .21%**


------------------
 * Absent fee waivers of .14% by the Administrator, total fund operating expenses would have been .35%.
** Absent CoreStates Advisers' intention to waive its entire advisory fee of .20% for the current fiscal year and fee waivers of .14% by the Administrator, total fund operating expenses would be .55%.

EXAMPLE

     Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in the shares above would have paid transaction and operating expenses at the end of each year as follows:

                                                                                CURRENT*      PROPOSED**
                                                                              -----------    ------------
1 year......................................................................   $       2      $       2
3 years.....................................................................           7              7
5 years.....................................................................          12             12
10 years....................................................................          27             27

------------------

 * Absent fee waivers for the one-, three-, five- and ten-year periods, expenses would be $4, $11, $20 and $44, respectively.


** Absent fee waivers for the one-, three-, five- and ten-year periods, expenses would be $6, $18, $31 and $69, respectively.


     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FIDUCIARY TAX-FREE RESERVE


                                                                                       CURRENT FEES    PROPOSED FEES
                                                                                            AND             AND
SHAREHOLDER TRANSACTION EXPENSES                                                         EXPENSES        EXPENSES
--------------------------------                                                       -------------  ---------------
Maximum Sales Charge Imposed on Purchase.............................................       None            None
Maximum Sales Charge Imposed on Reinvested Dividends.................................       None            None
Redemption fees......................................................................       None            None



                                                                                       CURRENT FEES    PROPOSED FEES
                                                                                            AND             AND
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)                   EXPENSES        EXPENSES
----------------------------------------------------------------------                 -------------  ---------------
Management/Advisory Fees (after fee waiver and reimbursement)........................       None              0%
12b-1 Fees...........................................................................       None            None
Other Expenses.......................................................................       .17%            .17%
Total Fund Operating Expenses (after fee waiver).....................................       .17%*          .17%**


------------------

 * Absent fee waivers of .14% by the Administrator, total fund operating expenses would have been .31%.


** Absent CoreStates Advisers' intentions to waive its entire advisory fee of .20% for the current fiscal year and fee waivers of .14% by the Administrator, total fund operating expense would be .51%.


EXAMPLE

     An investor in the shares above would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return; (2) redemption at the end of each time period and (3) imposition of the maximum sales charge:

                                                                                          CURRENT*         PROPOSED**
                                                                                        -------------     -------------
1 year...............................................................................     $       2         $       2
3 years..............................................................................             5                 5
5 years..............................................................................            10                10
10 years.............................................................................            22                22

------------------

 * Absent fee waivers for the one, three, five and ten year periods, expenses would be $3, $10, $17 and $39, respectively.


** Absent fee waivers for the one, three, five and ten year periods, expenses would be $5, $16, $29 and $64, respectively.


     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

REQUIRED VOTE

     Approval of the Amended Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of each of the Fiduciary Reserve and Fiduciary Treasury Reserve. In the event shareholders of such Funds do not approve the adoption of the Amended Sub-Advisory Agreements at the Meeting to which this Proxy Statement relates, or any adjournment thereof, the Directors will consider other appropriate courses of action.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDED INVESTMENT ADVISORY AGREEMENT FOR THE PORTFOLIO.

            GENERAL INFORMATION ABOUT THE COMPANY AND OTHER MATTERS

DIRECTORS AND EXECUTIVE OFFICERS


                                                                                                     SHARES OF THE FUND
                               POSITION WITH THE                                                  BENEFICIALLY OWNED AS OF
NAME                           COMPANY                 AGE      BUSINESS EXPERIENCE                   JANUARY 15, 1996
----                           ------------------     ------    -------------------               --------------------------
Erin Anderson                  Director since           40      See 'Information Regarding                        0
                               December 1992                    Nominees'

Emil J. Mikity                 Director since           67      See 'Information Regarding                        0
                               December 1990                    Nominees'

George H. Strong               Director since           69      See 'Information Regarding                        0
                               April 1992                       Nominees'

David Lee                      President since          43      Senior Vice President of the                      0
                               June 1994                        Administrator and Distributor
                                                                since 1993; Vice President of
                                                                the Administrator and
                                                                Distributor since 1991;
                                                                President, GW Sierra Trust
                                                                Funds prior to 1991.

Carmen V. Romeo                Treasurer --             52      Director, Executive Vice                          0
                               Assistant                        President, Chief Financial
                               Secretary since                  Officer and Treasurer of SEI
                               December 1992                    Corporation; Director and
                                                                Treasurer of the Administrator
                                                                and Distributor since 1981;
                                                                President, GW Sierra Trust
                                                                Funds prior to 1991.

James W. Jennings              Secretary since          59      Partner of the law firm of                4,462.8360
                               January 1986                     Morgan, Lewis & Bockius LLP
                                                                since 1970.

Kevin P. Robins                Vice President --        34      Senior Vice President and                         0
                               Assistant                        General Counsel of SEI
                               Secretary since                  Corporation and the Distributor
                               September 1993                   since 1994; Vice President and
                                                                Assistant Secretary of the
                                                                Administrator and the
                                                                Distributor, 1992-1994;
                                                                Associate, Morgan, Lewis &
                                                                Bockius LLP (law firm) prior to
                                                                1992.

                                                                                                     SHARES OF THE FUND
                               POSITION WITH THE                                                  BENEFICIALLY OWNED AS OF
NAME                           COMPANY                 AGE      BUSINESS EXPERIENCE                   JANUARY 15, 1996
----                           ------------------     ------    -------------------               --------------------------
Sandra K. Orlow                Vice President --        42      Vice President and Assistant                      0
                               Assistant                        Secretary of the Administrator
                               Secretary since                  and Distributor since 1983.
                               September 1992

Robert Carroll                 Vice President --        35      Vice President and Assistant                      0
                               Assistant                        Secretary of SEI Corporation,
                               Secretary since                  the Administrator and
                               September 1994                   Distributor since 1994. United
                                                                States Securities and Exchange
                                                                Commission, Division of
                                                                Investment Management,
                                                                1990-1994. Associate, McGuire,
                                                                Woods, Brattle & Boothe (law
                                                                firm) before 1990.

Kate Stanton                   Vice President --        37      Vice President and Assistant                      0
                               Assistant                        Secretary of the Administrator
                               Secretary since                  and Distributor since 1994.
                               September 1994                   Associate, Morgan, Lewis &
                                                                Bockius LLP (law firm) before
                                                                1994.

Richard J. Shoch               Vice President and       29      Vice President and Assistant                      0
                               Assistant                        Secretary of SEI Corporation
                               Secretary since                  since 1995; Regulatory Manager
                               December 1995                    of SEI Corporation 1990-1995.

Stephen G. Meyer               Controller since         30      CPA -- 1995 to Present.                           0
                               June 1995                        Director, Internal Audit and
                                                                Risk Management, SEI, 1992 to
                                                                1995. Coopers & Lybrand, Senior
                                                                Associate, 1990 to 1992.
                                                                Vanguard Group of Investments,
                                                                Internal Audit Supervisor prior
                                                                to 1990.



     The Directors of the Company receive fees and expenses for each meeting of the Board of Directors attended. During the fiscal year ended June 30, 1995, the Company paid a total of $77,831 on behalf of the Funds to its Directors. No officer or employee of the Administrator or Distributor receives any compensation from the Company for acting as a director of the Company, and the officers of the Company receive no compensation from the Company for performing the duties of their offices. Morgan, Lewis & Bockius LLP, of which Mr. Jennings is a partner, receives legal fees as counsel to the Company. The Directors and Officers of the Company as a group (except for Mr. Jennings) own less than 1% of the outstanding shares of each Fund.

     There were four meetings of the Board of Directors held during the fiscal year ended June 30, 1995. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

INDEPENDENT AUDITORS

     A majority of the Company's Board of Directors who are not 'interested persons' of the Company have selected Ernst & Young LLP as the independent auditors of the Company for the fiscal year ended June 30, 1995. If requested by a shareholder either in writing or by telephone in advance of the Meeting, a representative of Ernst & Young LLP will be present at the Meeting to make a statement if desired and to be available to respond to appropriate questions from shareholders. Such request should be directed to the Company by writing to the Company at 680 East Swedesford Road, Wayne, Pennsylvania 19087.

DISTRIBUTION

     SEI Financial Services Company ('SFS'), a wholly-owned subsidiary of SEI Corporation ('SEI'), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, acts as the Distributor of the shares of the Company pursuant to a Distribution Agreement dated October 30, 1992 between the Company and SFS. SFS also acts as the distributor of Classes A and Y Shares of the Company (formerly Series B) pursuant to a Rule 12b-1 Distribution Plan dated October 30, 1992. Alfred P. West, Jr. serves as Chairman of the Board and Chief Executive Officer of SFS and SEI, and Henry H. Greer serves as Director, President and Chief Operating Officer of SFS and SEI.

PORTFOLIO TRANSACTIONS


     For fiscal year ended June 30, 1995, the Company paid no brokerage commissions to affiliated brokers.



5% SHAREHOLDERS


     As of January 15, 1996 the following persons were the only persons who were, to the knowledge of the Company, beneficial owners of 5% or more of classes of shares of the Portfolios of the Company voting at this Meeting.



                                         NAME AND ADDRESS OF                                         PERCENTAGE OF
CLASS OF SHARES                          BENEFICIAL OWNER                         NUMBER OF SHARES   CLASS SHARES
---------------                          -------------------                      -----------------  -------------
CASH RESERVE CLASS Y
                                         Patterson & Co.                           510,764,460.590         89.23%
                                         P.O. Box 7618 FC9-1-17
                                         Attn: Jim Quinlan
                                         Philadelphia, PA 19101-7618

                                         NAME AND ADDRESS OF                                         PERCENTAGE OF
CLASS OF SHARES                          BENEFICIAL OWNER                         NUMBER OF SHARES   CLASS SHARES
---------------                          -------------------                      -----------------  -------------
CASH RESERVE CLASS C
                                         Gloria Levin                                1,000,000              5.50%
                                         2401 Pennsylvania Avenue
                                         Apt. 21 B
                                         Philadelphia, PA 19130
                                         Patterson & Co.                            10,051,132.820         47.00%
                                         P.O. Box 7618 FC9-1-17
                                         Attn: Jim Quinlan
                                         Philadelphia, PA 19101-7618
                                         Collagenex Inc.                             5,592,065.520         26.15%
                                         301 S. State Street
                                         Newtown, PA 18940
TREASURY RESERVE CLASS Y
                                         Patterson & Co.                           309,516,297.960         57.88%
                                         P.O. Box 7618 FC9-1-17
                                         Attn: Jim Quinlan
                                         Philadelphia, PA 19101-7618
                                         Hare & Co.                                 75,132,993.320         14.05%
                                         Bank of New York
                                         Attn STIF/Master Note
                                         One Wall Street, 5th Floor
                                         New York, NY 10286
                                         MAC & Co.                                  28,737,484.260          5.37%
                                         Mellon Bank NA
                                         Mutual Funds Department
                                         P.O. Box 320
                                         Pittsburgh, PA 15230-0320
TAX-FREE RESERVE CLASS Y
                                         Patterson & Co.                            57,051,462.150         88.94%
                                         P.O. Box 7618 FC9-1-17
                                         Attn: Jim Quinlan
                                         Philadelphia, PA 19101
TAX-FREE RESERVE CLASS C
                                         Leslie Edelman                                804,878.520         35.86%
                                         288 Aquetog Road
                                         New Hope, PA 18938-1119
                                         William H. Simon, MD                          235,940.220         10.51%
                                         255 S. 17th Street
                                         11th Floor
                                         Philadelphia, PA 19103
                                         Harold D. McKemy                              137,930.450          6.15%
                                         3 Bobolink Drive
                                         Wyomissing, PA 19610
                                         Gary Hickman                                  125,383.710          5.59%
                                         113 St. Joseph Lane
                                         Downingtown, PA 19335-2836

                                         NAME AND ADDRESS OF                                         PERCENTAGE OF
CLASS OF SHARES                          BENEFICIAL OWNER                         NUMBER OF SHARES   CLASS SHARES
---------------                          -------------------                      -----------------  -------------
                                         Keystone Marketing Dist &                     112,236.60           5.00%
                                         Mgnt Co. Inc.
                                         550 S. Henderson Road
                                         King of Prussia, PA 19406-3515
GROWTH EQUITY FUND CLASS Y
                                         Patterson & Co.                             8,050,782.929         95.69%
                                         PNB Personal Trust Accounting
                                         P.O. Box 7829
                                         Philadelphia, PA 19101-7829
GROWTH EQUITY FUND CLASS A
                                         Patterson & Co.                                25,242.0290        13.56%
                                         PNB Personal Trust Accounting
                                         P.O. Box 7829
                                         Philadelphia, PA 19101-7829
EQUITY INDEX FUND CLASS Y
                                         Patterson & Co.                             4,464,947.4780        83.56%
                                         PNB Personal Trust Accounting
                                         P.O. Box 7829
                                         Philadelphia, PA 19101-7829
EQUITY FUND CLASS Y
                                         Patterson & Co.                             2,221,729.2582        91.03%
                                         PNB Personal Trust Accounting
                                         P.O. Box 7829
                                         Philadelphia, PA 19101-7829
EQUITY FUND CLASS A
                                         Joseph C. & Hilde Krallinger                   28,600.5590        13.55%
                                         TTEES
                                         Krallinger Family Trust
                                         UAD 11/17/93
                                         48872 Mariposa Drive
                                         Palm Desert, CA 92260-6810
INTERNATIONAL GROWTH FUND CLASS Y
                                         Patterson & Co.                             8,660,611.466         98.43%
                                         PNB Personal Trust Accounting
                                         P.O. Box 7829
                                         Philadelphia, PA 19101-7829
INTERNATIONAL GROWTH FUND CLASS A
                                         Mark E. Stalnecker &                           13,654.4120         8.85%
                                         Susan M. Stalnecker JTTEN
                                         9 Briarcrest Drive
                                         Wallingford, PA 19086
BALANCED FUND CLASS Y
                                         Patterson & Co.                             5,552,216.426          97.5%
                                         PNB Personal Trust Accounting
                                         P.O. Box 7829
                                         Philadelphia, PA 19101-7829

                                         NAME AND ADDRESS OF                                         PERCENTAGE OF
CLASS OF SHARES                          BENEFICIAL OWNER                         NUMBER OF SHARES   CLASS SHARES
---------------                          -------------------                      -----------------  -------------
BALANCED FUND CLASS A
                                         CoreStates Bank, NA C/F IRA                    11,816.0750         5.38%
                                         of James E. Brown
                                         1025 Cross Road
                                         Schwenksville, PA 19473
SHORT INTERMEDIATE BOND FUND CLASS Y
                                         Patterson & Co.                             5,080,733.908          91.2%
                                         PNB Personal Trust Accounting
                                         P.O. Box 7829
                                         Philadelphia, PA 19101-7829
SHORT INTERMEDIATE BOND FUND CLASS A
                                         CoreStates Bank NA C/F IRA                     10,381.1140         5.06%
                                         of Donald A. Fleck
                                         32 Summit Circle
                                         Churchville, PA 18966
                                         CoreStates Bank NA C/F IRA R/O                 10,476.1810         5.10%
                                         of Robert T. Mathie
                                         60 Roselyn Drive
                                         York, PA 17402-3232
GOVERNMENT INCOME FUND CLASS Y
                                         Patterson & Co.                             1,352,611.868         99.94%
                                         PNB Personal Trust Accounting
                                         P.O. Box 7829
                                         Philadelphia, PA 19101-7829
GOVERNMENT INCOME FUND CLASS A
                                         Jean Taxin                                      8,078.6130         5.99%
                                         5005 Woodbine Avenue
                                         Philadelphia, PA 19131
                                         CoreStates Bank NA C/F IRA                      7,238.6250         5.36%
                                         of Salvatore M. Reyes
                                         500 Newport Avenue
                                         Ocean Gate, NJ 08740
                                         CoreStates Bank NA C/F IRS                      7,212.6860         5.35%
                                         of Donald A. Fleck
                                         32 Summit Circle
                                         Churchville, PA 18966
INTERMEDIATE MUNICIPAL BOND FUND
  CLASS Y
                                         Patterson & Co.                                21,629.754         91.18%
                                         PNB Personal Trust Accounting
                                         P.O. Box 7829
                                         Philadelphia, PA 19101-7829
                                         Paine Webber FBO                                1,536.9730         6.59%
                                         M Tegler A/C# PY01395B3
                                         C/O NSCC New York
                                         55 Water Street
                                         New York, NY 10041

                                         NAME AND ADDRESS OF                                         PERCENTAGE OF
CLASS OF SHARES                          BENEFICIAL OWNER                         NUMBER OF SHARES   CLASS SHARES
---------------                          -------------------                      -----------------  -------------
INTERMEDIATE MUNICIPAL BOND FUND
  CLASS A
                                         Salvatore J. Alesi Sr. &                        8,119.4020         8.02%
                                         Rose P Alesi JTTEN
                                         284 Ellis Road
                                         Havertown, PA 19083
                                         Joseph T. Oprocha &                             6,777.6610         6.63%
                                         Theresa E. Oprocha JTTEN
                                         107 Snyder Avenue
                                         Philadelphia, PA 19148
                                         Frank B. Holst &                                5,743.7820         5.62%
                                         E. Joan Holst JTTEN
                                         2218 Oak Terrace
                                         Lansdale, PA 19446
                                         Thomas Glenn                                    5,328.820          5.21%
                                         827 North 63rd Street
                                         Philadelphia, PA 19151
GLOBAL BOND FUND CLASS Y
                                         Patterson & Co.                             3,426,417.36          99.96%
                                         PNB Personal Trust Accounting
                                         P.O. Box 7829
                                         Philadelphia, PA 19101-7829
GLOBAL BOND FUND CLASS A
                                         CoreStates Bank N.A. C/F IRA of                 5,655.4420        31.79%
                                         A. Gilbert Heebner
                                         2 Etienne Arbordeau
                                         Berwyn Baptist Road
                                         Devon, PA 19333
                                         James W. Jennings                               4,462.8360        25.09%
                                         2000 One Logan Square
                                         Philadelphia, PA 19103
                                         CoreStates Bank NA C/F IRA of                   2,636.2470        14.82%
                                         Allen Luke
                                         17 Bennett Court
                                         East Brunswick, NJ 08816
                                         CoreStates Bank NA C/F IRA of                   1,654.2830         9.30%
                                         Patrick M. Carlomango
                                         3124 Taft Road
                                         Norristown, PA 19403
PENNSYLVANIA MUNICIPAL BOND FUND
  CLASS Y
                                         Dr. Vernon F. Alibert &                       174,537.6130        64.49%
                                         Dolores V. Alibert
                                         1420 Conchester Highway
                                         Boothwyn, PA 19061
                                         Patterson & Co.                                96,069.338         35.50%
                                         PNB Personal Trust Acctg
                                         P.O. Box 7829
                                         Philadelphia, PA 19101

                                         NAME AND ADDRESS OF                                         PERCENTAGE OF
CLASS OF SHARES                          BENEFICIAL OWNER                         NUMBER OF SHARES   CLASS SHARES
---------------                          -------------------                      -----------------  -------------
PENNSYLVANIA MUNICIPAL BOND FUND
  CLASS A
                                         Salvatore J. Alesi, Sr. &                      15,168.0050        73.98%
                                         Rose P. Alesi JTTEN
                                         284 Ellis Road
                                         Havertown, PA 19083
                                         Peter L. Davis &                                2,435.5620        11.88%
                                         Kathryn K. Davis JTTEN
                                         509 Manor House Lane
                                         Huntington Valley, PA 19006
                                         Harry S. Walmer &                               1,119.4030         5.46%
                                         Margaret Walmer JTTEN
                                         590 Stracks Dam Road
                                         Myerstown, PA 17067
NEW JERSEY MUNICIPAL BOND FUND
  CLASS Y
                                         Patterson & Co.                               149,015.79          99.99%
                                         PNB Personal Trust Accounting
                                         P.O. Box 7829
                                         Philadelphia, PA 19101-7829
NEW JERSEY MUNICIPAL BOND FUND
  CLASS A
                                         Nathan J. Bershanoff                            3,760.9480        32.69%
                                         5251 Garden Avenue
                                         Pennsauken, NJ 08109
                                         Mary Manchur &                                  2,322.0050        20.27%
                                         Jean Kent JTTEN
                                         19 Thatchers Road
                                         Frenchtown, NJ 08225
                                         Almira E. Brinser &                             2,287.6660        19.88%
                                         Everett L. Brinser JTTEN
                                         802 Chestnut Avenue
                                         Laurel Springs, NJ 08021
                                         Nelson Martin                                   1,101.8180         9.58%
                                         59 Hasting Lane
                                         Willingboro, NJ 08046
FIDICUARY RESERVE CLASS Y
                                         Patterson & Co.                           350,174,154.2100
                                         P.O. Box 7618 FC9-1-17
                                         Attn: Jim Quinlan
                                         Philadelphia, PA 19101
FIDICUARY TREASURY RESERVE CLASS Y
                                         Patterson & Co.                            19,961,523.50            100%
                                         P.O. Box 7618 FC9-1-17
                                         Attn: Jim Quinlan
                                         Philadelphia, PA 19101
FIDICUARY TAX-FREE RESERVE CLASS Y
                                         Patterson & Co.                            76,664,786.44            100%
                                         P.O. Box 7618 FC9-1-17
                                         Attn: Jim Quinlan
                                         Philadelphia, PA 19101

ADJOURNMENT

     In the event that sufficient votes in favor of the Proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposals. They will vote against any such adjournment those proxies required to be voted against any such Proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the Company.

REQUIRED VOTE

     Approval of the Proposals with respect to a particular Fund requires the affirmative vote of a majority of the outstanding shares of a Fund. As defined in the 1940 Act, 'majority of the outstanding shares' means the vote of (i) 67% or more of a Fund's or the Company's outstanding shares present at a Meeting, if the holders of more than 50% of the outstanding shares of a Fund or the Company are present or represented by proxy, or (ii) more than 50% of a Fund's or the Company's outstanding shares, whichever is less.

     Abstentions and 'broker non-votes' will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a 'majority of the outstanding voting securities' present at the Meeting, and will therefore have the effect of counting against the Proposal to which it relates.

SHAREHOLDER PROPOSALS

     THE COMPANY DOES NOT HOLD ANNUAL SHAREHOLDER MEETINGS. SHAREHOLDERS WISHING TO SUBMIT PROPOSALS FOR INCLUSION IN A PROXY STATEMENT FOR A SUBSEQUENT MEETING SHOULD SEND THEIR WRITTEN PROPOSALS TO THE SECRETARY OF THE COMPANY C/O SEI CORPORATION, LEGAL DEPARTMENT, 680 EAST SWEDESFORD ROAD, WAYNE, PENNSYLVANIA 19087-1658.

REPORTS TO SHAREHOLDERS

     The Company will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Company and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Company at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-355-CORE.

OTHER MATTERS

     The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                         ------------------------------

     SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                                                       EXHIBIT A

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of [_________ __, 1996] between COREFUNDS, INC., a Maryland corporation (hereinafter the 'Company'), and CORESTATES INVESTMENT ADVISERS, INC., a Pennsylvania corporation (hereinafter the 'Investment Adviser').


     WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ('1940 Act'); and

     WHEREAS, the Company is authorized to issue shares of Common Stock in separate classes representing shares in separate portfolios of securities and other assets; and

     WHEREAS, the Company desires to retain the Investment Adviser to furnish investment advisory services to the Company and its portfolios, and the Investment Adviser is willing to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Company hereby appoints the Investment Adviser to act as investment adviser to the portfolios of the Company for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2. Delivery of Documents. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

                (a) the Company's Articles of Incorporation, as filed with the Secretary of State of Maryland on September 11, 1984, and all amendments thereto (such Articles, as presently in effect and as they shall from time to time be amended or supplemented, are herein called the 'Articles of Incorporation');


                (b) the Company's By-Laws and amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the 'By-Laws');


                (c) resolutions of the Company's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

                (d) the Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on September 11, 1984 and all amendments thereto;

                (e) the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ('1933 Act') (File No. 2-93214) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

                (f) the Company's most recent Prospectuses and Statement of Additional Information (such Prospectuses and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the 'Prospectuses').

     The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

          3. Management. Subject to the supervision of the Company's Board of Directors, the Investment Adviser will provide a continuous investment program for each portfolio of the Company, including investment guidelines and management with respect to all securities and investments and cash equivalents held by the existing portfolios and such other portfolios (hereinafter collectively, the 'Portfolios') offered by the Company and identified by the Company as appropriate. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained, or sold by the Company. The Investment Adviser will provide the services under this Agreement in accordance with the Company's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Company's Board of Directors.

     The Investment Adviser further agrees that it:

                (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with any regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;

                (b) will not make loans to any person to purchase or carry the Company's shares or make loans to the Company;


                (c) will place orders pursuant to its investment determinations for the Company on behalf of its portfolios either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the primary consideration of the Investment Adviser will be the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers or dealers who provide supplemental research to the Investment Adviser may receive orders for transactions with the Company. In no instance will portfolio securities be purchased from or sold to CoreStates Financial Corp or any affiliated person of either the Fund or CoreStates Financial Corp.;


                (d) will maintain all books and records with respect to the Company's portfolio securities transactions and will furnish the Company's Board of Directors such periodic and special reports as the Board may request;

                (e) will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company;

                (f) will provide to the Company and the Company's other service providers, at such intervals as may be reasonably requested by the Company, information relating to (i) the performance of services by the Investment Adviser hereunder, and (ii) market quotations of portfolio securities held by the Company on behalf of its Portfolios;

                (g) will direct and use its best efforts to cause the broker or dealer involved in any portfolio transaction with the Company to send a written confirmation of such transaction to the Company's Custodian and Transfer Agent; and

                (h) will not purchase shares of the Company for itself or for accounts with respect to which it is exercising sole investment discretion in connection with such transactions.

          4. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

          5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company and the cost of obtaining market quotations of portfolio securities held by the Company.

          7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of this Agreement, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation for services rendered to the Portfolios therefor, the fees detailed in Appendix A attached to this Agreement; provided, however, that if the total expenses borne by any Portfolio of the Company in any fiscal year of the Company exceeds any expense limitations imposed by applicable state securities laws or regulations, the Investment Adviser will reimburse the Portfolio for a portion of such excess equal to the amount of such excess times the ratio of the fees otherwise payable to the Investment Adviser hereunder to the aggregate fees otherwise payable to the Investment Adviser hereunder and SEI Financial Management Corporation pursuant to an Administration Agreement between it and the Company. The Investment Adviser's obligation to reimburse the Company on behalf of its Portfolios hereunder is limited in any fiscal year of the Company to the amount of the Investment Adviser's fee hereunder for such fiscal year; provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Company for such excess regardless of the fees paid to it to the extent that the securities laws or regulations of any state having jurisdiction over the Company so require. Any such expense reimbursements will be estimated daily and reconciled and paid on a monthly basis.

          8. Use of Investment Adviser's Name and Logo. The Company agrees that it shall furnish to the Investment Adviser, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to shareholders, sales literature, advertisements, and other material prepared for distribution to shareholders of the Portfolios of the Company or to the public, which in any way refer to or describe the Investment Adviser or which include any trade names, trademarks, or logos of the Investment Adviser or any affiliate of the Investment Adviser. The Company further agrees that it shall not use or distribute any such material if the Investment Adviser reasonably objects in writing to such use or distribution within ten business days after the date such material is furnished to the Investment Adviser. The provisions of this section shall survive the termination of this Agreement.

          9. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.


          10. Duration and Termination. This Agreement will become effective as of the date first above written, provided that it shall have been approved by shareholders of the respective Portfolios of the Company in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until [_________ __, ____]. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months, each ending on [June 30] each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Portfolio's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Portfolio's Board of Directors or by vote of a majority of the Portfolio's outstanding voting securities. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days written notice, without the payment of any penalty, by the Company (by vote of the Board of Directors or by vote of a majority of the Portfolio's outstanding voting securities) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms 'majority of the outstanding voting securities,' 'interested persons' and 'assignment' shall have the same meaning of such terms in the 1940 Act.)


          11. Name Protection After Termination. In the event this Agreement is terminated by either party or upon written notice from the Investment Adviser at any time, the Company hereby agrees that it will eliminate from its corporate name any references to the name 'CoreFunds.' The Company shall have the nonexclusive use of the name 'CoreFunds' in whole or in part so long as this Agreement is effective or until such notice is given.

          12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities.

          13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Pennsylvania law.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          COREFUNDS, INC.


                                          By____________________________________


                                          CORESTATES INVESTMENT ADVISERS, INC.

                                          By____________________________________

                                   APPENDIX A

                                                                                                     ADVISORY FEE
                                                                                                         AS A
                                                                                                    PERCENTAGE OF
                                                                                                    AVERAGE DAILY
PORTFOLIO                                                                                             NET ASSETS
---------                                                                                           --------------
Growth Equity Fund................................................................................       .75%
Equity Fund.......................................................................................       .74%
Equity Index Fund.................................................................................       .40%
International Growth Fund.........................................................................       .80%
Balanced Fund.....................................................................................       .70%
Intermediate Bond Fund............................................................................       .50%
Government Income Fund............................................................................       .50%
Intermediate Municipal Bond Fund..................................................................       .50%
Pennsylvania Municipal Bond Fund..................................................................       .50%
New Jersey Municipal Bond Fund....................................................................       .50%
Global Bond Fund..................................................................................       .60%
Cash Reserve......................................................................................       .40%
Treasury Reserve..................................................................................       .40%
Tax-Free Reserve..................................................................................       .40%
Fiduciary Reserve.................................................................................       .50%
Fiduciary Treasury Reserve........................................................................       .20%
Fiduciary Tax-Free Reserve........................................................................       .20%
Elite Cash Reserve................................................................................       .20%
Elite Government Reserve..........................................................................       .20%
Elite Treasury Reserve............................................................................       .20%

                                                                       EXHIBIT B

                   FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                          [INTERNATIONAL GROWTH FUND]

     AGREEMENT made as of _________ __, 1996 between CORESTATES INVESTMENT ADVISERS, INC., a Pennsylvania corporation (hereinafter the 'Investment Adviser'), and MARTIN CURRIE, INC., a New York corporation (hereinafter the 'Sub-Adviser').

     WHEREAS, CoreFunds, Inc., a Maryland corporation (the 'Fund') is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ('1940 Act'); and

     WHEREAS, the Fund is authorized to issue shares of Common Stock in separate series representing shares in a separate portfolio of securities and other assets; and

     WHEREAS, the Investment Adviser is a party to an Investment Advisory Agreement, dated as of _______ __, 1996 with the Fund, pursuant to which the Investment Adviser provides investment advisory services to the Fund and certain of its portfolios; and


     WHEREAS, the Investment Adviser wishes to have the Sub-Adviser act as a sub-investment adviser for a portion of the assets of the Fund's International Growth Portfolio and as such to provide the Investment Adviser with investment advisory services, including investment management, investment research and investment recommendations, and the Sub-Adviser is willing to provide such services;


     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2. Delivery of Documents. The Fund or the Investment Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

             (a) the Fund's Articles of Incorporation, as filed with the Secretary of State of Maryland on September 11, 1984, and all amendments thereto (such Articles, as presently in effect and as they shall from time to time be amended or supplemented, are herein called the 'Articles of Incorporation');


             (b) the Fund's By-Laws and amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the 'By-Laws');


             (c) resolutions of the Fund's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

             (d) the Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on September 11, 1984 and all amendments thereto;

             (e) the Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ('1933 Act') (File No. 2-93214) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

             (f) the Fund's most recent Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the 'Prospectus').

          The Fund or the Investment Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.


          3. Management. Subject to the supervision of the Fund's Board of Directors and the Investment Adviser, the Sub-Adviser will provide a continuous investment program for a portion of the assets of the International Growth Portfolio of the Fund, as determined by the Investment Adviser, including investment research and management with respect to that portion of securities and investments and cash equivalents managed by the Sub-Adviser for the International Growth Portfolio of the Fund and such other portfolios (hereinafter collectively, the 'Portfolios') offered by the Fund and identified by the Fund as appropriate to use a sub-investment adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Fund's Board of Directors. The Sub-Adviser acknowledges and agrees that the Fund shall have no responsibility to pay the Sub-Adviser, and that any compensation to be paid to the Sub-Adviser shall be paid by the Investment Adviser pursuant to
     Section 7 of this Agreement.


          The Sub-Adviser further agrees that it:

             (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with any regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;

             (b) will not make loans to any person to purchase or carry the Fund shares or make loans to the Fund;

             (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the primary consideration of the Sub-Adviser will be the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers or dealers who provide supplemental research to the Sub-Adviser may receive orders for transactions with the Fund. In no instance will portfolio securities be purchased from or sold to Fairfield Group, Inc., CoreStates Financial Corp, or any affiliated person of either the Fund, Fairfield Group, Inc., or CoreStates Financial Corp;

             (d) will maintain all books and records with respect to the Fund's portfolio securities transactions and will furnish the Fund's Board of Directors such periodic and special reports as the Board may request;

             (e) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

             (f) will provide to the Fund and the Fund's other service providers, at such intervals as may be reasonably requested by the Fund, information relating to (i) the performance of services by the Sub-Adviser hereunder, and (ii) market quotations of portfolio securities held by the Fund;

             (g) will direct and use its best efforts to cause the broker or dealer involved in any portfolio transaction with the Fund to send a written confirmation of such transaction to the Fund's Custodian and Transfer Agent; and

             (h) will not purchase shares of the Fund for itself or for accounts with respect to which it is exercising sole investment discretion in connection with such transactions.

          4. Services Not Exclusive. The investment management services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

          5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          6. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund and the cost of obtaining market quotations of portfolio securities held by the Fund.


          7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee, computed daily and paid monthly, at an annual rate of .50% of the portion of the Portfolio's average daily net assets allocated to such Sub-Adviser. The Sub-Adviser may from time to time and at its discretion voluntarily waive all or a portion of its sub-advisory fees in order to assist the Fund in maintaining a competitive expense ratio.


          8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          9. Duration and Termination. This Agreement will become effective as of the date first above written, provided that it shall have been approved by the Fund's shareholders in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until ______ __, 199_. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months, each ending on _______ each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days' written notice, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities), by the Investment Adviser or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms 'majority of the outstanding voting securities,' 'interested persons' and 'assignment' shall have the same meaning as such terms in the 1940 Act.)

          10. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

          11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Pennsylvania law.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          CORESTATES INVESTMENT ADVISERS, INC.

                                          By: __________________________________
                                               Name: ___________________________
                                               Title: __________________________


                                          MARTIN CURRIE, INC.

                                          By: __________________________________
                                               Name: ___________________________
                                               Title: __________________________

                                                                       EXHIBIT C

                   FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                          [INTERNATIONAL GROWTH FUND]

     AGREEMENT made as of _________ __, 1996 between CORESTATES INVESTMENT ADVISERS, INC., a Pennsylvania corporation (hereinafter the 'Investment Adviser'), and ABERDEEN FUND MANAGERS, INC., a Delaware corporation (hereinafter the 'Sub-Adviser').

     WHEREAS, CoreFunds, Inc., a Maryland corporation (the 'Fund') is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ('1940 Act'); and

     WHEREAS, the Fund is authorized to issue shares of Common Stock in separate series representing shares in a separate portfolio of securities and other assets; and

     WHEREAS, the Investment Adviser is a party to an Investment Advisory Agreement, dated as of _______ __, 1996 with the Fund, pursuant to which the Investment Adviser provides investment advisory services to the Fund and certain of its portfolios; and

     WHEREAS, the Investment Adviser wishes to have the Sub-Adviser act as a sub-investment adviser for a portion of the assets of the Fund's International Growth Portfolio and as such to provide the Investment Adviser with investment advisory services, including investment management, investment research and investment recommendations, and the Sub-Adviser is willing to provide such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2. Delivery of Documents. The Fund or the Investment Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

             (a) the Fund's Articles of Incorporation, as filed with the Secretary of State of Maryland on September 11, 1984, and all amendments thereto (such Articles, as presently in effect and as they shall from time to time be amended or supplemented, are herein called the 'Articles of Incorporation');

             (b) the Fund's By-Laws and amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the 'By-Laws');

             (c) resolutions of the Fund's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

             (d) the Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on September 11, 1984 and all amendments thereto;

             (e) the Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ('1933 Act') (File No. 2-93214) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

             (f) the Fund's most recent Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the 'Prospectus').

     The Fund or the Investment Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

          3. Management. Subject to the supervision of the Fund's Board of Directors and the Investment Adviser, the Sub-Adviser will provide a continuous investment program for a portion of the assets of the International Growth Portfolio of the Fund, as determined by the Investment Adviser, including investment research and management with respect to that portion of securities and investments and cash equivalents managed by the Sub-Adviser for the International Growth Portfolio of the Fund and such other portfolios (hereinafter collectively, the 'Portfolios') offered by the Fund and identified by the Fund as appropriate to use a sub-investment adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Fund's Board of Directors. The Sub-Adviser acknowledges and agrees that the Fund shall have no responsibility to pay the Sub-Adviser, and that any compensation to be paid to the Sub-Adviser shall be paid by the Investment Adviser pursuant to
     Section 7 of this Agreement.

             The Sub-Adviser further agrees that it:

             (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with any regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;

             (b) will not make loans to any person to purchase or carry the Fund shares or make loans to the Fund;

             (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the primary consideration of the Sub-Adviser will be the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers or dealers who provide supplemental research to the Sub-Adviser may receive orders for transactions with the Fund. In no instance will portfolio securities be purchased from or sold to Fairfield Group, Inc., CoreStates Financial Corp, or any affiliated person of either the Fund, Fairfield Group, Inc., or CoreStates Financial Corp;

             (d) will maintain all books and records with respect to the Fund's portfolio securities transactions and will furnish the Fund's Board of Directors such periodic and special reports as the Board may request;

             (e) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

             (f) will provide to the Fund and the Fund's other service providers, at such intervals as may be reasonably requested by the Fund, information relating to (i) the performance of services by the Sub-Adviser hereunder, and (ii) market quotations of portfolio securities held by the Fund;

             (g) will direct and use its best efforts to cause the broker or dealer involved in any portfolio transaction with the Fund to send a written confirmation of such transaction to the Fund's Custodian and Transfer Agent; and

             (h) will not purchase shares of the Fund for itself or for accounts with respect to which it is exercising sole investment discretion in connection with such transactions.

          4. Services Not Exclusive. The investment management services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

          5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          6. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund and the cost of obtaining market quotations of portfolio securities held by the Fund.

          7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee, computed daily and paid monthly, at an annual rate of .50% of the portion of the Portfolio's average daily net assets allocated to such Sub-Adviser. The Sub-Adviser may from time to time and at its discretion voluntarily waive all or a portion of its sub-advisory fees in order to assist the Fund in maintaining a competitive expense ratio.

          8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          9. Duration and Termination. This Agreement will become effective as of the date first above written, provided that it shall have been approved by the Fund's shareholders in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until ______ __, 199_. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months, each ending on _______ each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days' written notice, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities), by the Investment Advisor or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms 'majority of the outstanding voting securities,' 'interested persons' and 'assignment' shall have the same meaning of such terms in the 1940 Act.)

          10. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

          11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Pennsylvania law.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          CORESTATES INVESTMENT ADVISERS, INC.

                                          By: __________________________________
                                               Name: ___________________________
                                               Title: __________________________


                                          ABERDEEN FUND MANAGERS, INC.

                                          By: __________________________________
                                               Name: ___________________________
                                               Title: __________________________

                                                                       EXHIBIT D

                         FORM OF SUB-ADVISORY AGREEMENT
                               [GLOBAL BOND FUND]

     AGREEMENT made as of ________ __, 1996 between CORESTATES INVESTMENT ADVISERS, INC., a Pennsylvania corporation (the 'Investment Adviser'), and ALPHA GLOBAL FIXED INCOME MANAGERS, INC. (the 'Sub-Adviser').

     WHEREAS, CoreFunds, Inc. (the 'Fund'), a Maryland corporation, is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'); and

     WHEREAS, the Fund is authorized to issue shares of Common Stock in Separate series representing shares in a separate portfolio of securities and other assets; and

     WHEREAS, the Investment Adviser is a party to an Investment Advisory Agreement, dated as of _______ __, 1996 with the Fund, pursuant to which the Investment Adviser provides investment advisory services to the Fund and certain of its portfolios; and

     WHEREAS, the Investment Adviser wishes to have the Sub-Adviser act as the sub-investment adviser to the Global Bond Fund and as such to provide the Investment Adviser with investment advisory services, including investment management, investment research and investment recommendations, and the Sub-Adviser is willing to provide such services;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Investment Adviser hereby appoints the Sub-Adviser to act as sub-investment adviser to the Global Bond Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2. Delivery of Documents. The Fund or the Investment Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

                (a) the Fund's Articles of Incorporation, as filed with the Secretary of State of Maryland on September 11, 1994, and all amendments thereto (such Articles, as presently in effect and as they shall from time to time be amended or supplemented, are herein called the 'Articles of Incorporation');

                (b) the Fund's By-Laws and amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the 'By-Laws');

                (c) resolutions of the Fund's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

                (d) the Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on September 13, 1984 and all amendments thereto;

                (e) the Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the '1933 Act') (File No. 2-93214) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

                (f) the Fund's most recent Prospectus and Statement of Additional information (such Prospectus and Statement of Additional information, as presently in effect and all amendments and supplements thereto, are herein called the 'Prospectus').

     The Fund or the Investment Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

          3. Management. Subject to the supervision of the Fund's Board of Directors and the Investment Adviser, the Sub-Adviser will provide a continuous investment program for the Global Bond portfolio, including investment research and management with respect to all securities and investments and cash equivalents held by the Global Bond portfolio. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Global Bond Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Fund's Board of Directors. The Sub-Adviser acknowledges and agrees that the Fund shall have no responsibility to pay the Sub-Adviser, and that any compensation to be paid to the Sub-Adviser shall be paid by the Investment Adviser pursuant to Section 7 of this Agreement.

                The Sub-Adviser further agrees that it:

                (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with any regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks as provided to the Sub-Adviser by the Investment Adviser, together with any amendments thereto;

                (b) will not make loans to any person to purchase or carry Fund shares or make loans to the Fund;

                (c) will place orders pursuant to its investment determinations for the Global Bond Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the primary consideration of the Sub-Adviser will be the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers or dealers who provide supplemental research to the Sub-Adviser may receive orders for transactions with the Fund. In no instance will portfolio securities be purchased from or sold to CoreStates Financial Corp, SEI Financial Management Corporation, or any affiliated person of either the Fund, CoreStates Financial Corp, or SEI Financial Management Corporation;

                (d) will maintain all books and records with respect to the Global Bond Fund's portfolio securities transactions and will furnish the Fund's Board of Directors such periodic and special reports as the Board may request;

                (e) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

                (f) will provide to the Fund and the Fund's other service providers, at such intervals as may be reasonably requested by the Fund, information relating to (i) the performance of services by the Sub-Adviser hereunder, and (ii) market quotations of portfolio securities held by the Global Bond Fund;

                (g) will direct and use its best efforts to cause the broker or dealer involved in any portfolio transaction with the Global Bond Fund to send a written confirmation of such transaction to the Fund's Custodian and Transfer Agent; and

                (h) will not purchase shares of the Global Bond Fund for itself or for accounts with respect to which it is exercising sole investment discretion in connection with such transactions.

          4. Services Not Exclusive. The investment management services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

          5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31 under the 1940 Act.

          6. Expenses. During the term of this Agreement, the Sub-Adviser will pay all its own expenses in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Global Bond Fund and the cost of obtaining market quotations of portfolio securities held by such Fund.

          7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee, computed daily and paid monthly, at an annual rate of .30% of the Global Bond Fund's average daily net assets. The Sub-Adviser may from time to time and at its discretion voluntarily waive all or a portion of its sub-advisory fees in order to assist such Fund in maintaining a competitive expense ratio.

          8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          9. Duration and Termination. This Agreement will become effective as of the date first above written, provided that it shall have been approved by the Fund's shareholders in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until ______ __, 1996. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days' written notice, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities), by the Investment Adviser or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms 'majority of the outstanding voting securities,' 'interested persons' and 'assignment' shall have the meanings assigned to such terms in the 1940 Act.

          10. Amendment of this Agreement. No provision of this agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved vote of a majority of the Fund's outstanding voting securities.


          11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Pennsylvania law.


     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        CORESTATES INVESTMENT ADVISERS, INC.

                                        By: __________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        ALPHA GLOBAL FIXED INCOME MANAGERS, INC.

                                        By: __________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                 COREFUNDS, INC.
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  March 15, 1996


      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF COREFUNDS, INC.

         The undersigned Shareholder(s) of CoreFunds, Inc. (the "Company") hereby appoint(s) David G. Lee, Kevin P. Robins and Richard J. Shoch and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on March 15, 1996, and any adjournments thereof, to vote all of the shares that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

1. To consider and act upon a proposal to elect a Board of Directors (voted on by the shareholders of the Company as a whole)

    [ ] FOR all nominees       [ ] WITHHOLD AUTHORITY to vote       [ ] FOR all nominees
        listed below               for all nominees listed below        listed below except those
                                                                        whose names have been stricken

(Instructions: To withhold authority to vote for any or all of the nominees, strike a line through the names of such nominees(s) below.)

                Emil J. Mikity, George H. Strong, Erin Anderson,
                        Cheryl H. Wade, Thomas J. Taylor

2. To consider and vote upon a proposal to approve a new advisory agreement between the Company, on behalf of each Fund, and CoreStates Investment Advisers Corporation ("CoreStates Advisers"), pursuant to which CoreStates Advisers will act as investment adviser with respect to the assets of the Funds, effective upon the merger of CoreStates and Meridian Bancorp, Inc. (the "Merger") (voted on by shareholders of each
    Fund)

         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

3. To consider and vote upon a proposal to approve the selection of Martin Currie, Inc.("Martin Currie") or its successor as a Sub-Adviser for a portion of the assets of the International Growth Fund (voted on by the shareholders of the International Growth Fund)

         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

4. To consider and vote upon a proposal to approve the selection of Aberdeen Trust ("Aberdeen") or its successor as a Sub-Adviser for a portion of the assets of the International Growth Fund (voted on by shareholders of the International Growth Fund)

         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

5. To consider and vote upon a proposal to approve the selection of Alpha Global Investment Advisers, Inc. ("Alpha Global") or its successor as the Sub-Adviser to the Global Bond Fund (voted on by shareholders of the Global Bond Fund)

         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

6. To consider and vote upon a proposal to change the Global Bond Fund from a "diversified" investment company to a "non- diversified" investment company (voted on by shareholders of the Global Bond Fund)

         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

7. To consider and vote upon a proposal to change the fundamental policy of the Short Intermediate Bond Fund so that the Fund maintains an average weighted maturity of one to five years instead of the existing average weighted maturity of three to ten years (voted on by shareholders of the Short Intermediate Bond Fund)

         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

8. To consider and vote upon an amended investment advisory agreement between CoreStates Advisers and the Fidicuary Treasury Reserve and Fidicuary Tax-Free Reserve (the "Fidicuary Funds") which would increase (absent any fee waivers) the contractual advisory fee paid to CoreStates Advisers (voted on by shareholders of each of the Fidicuary Treasury Reserve and Fidicuary Tax-Free Reserve)

         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

         The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

         Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated: ________ __, 1996

---------------------------------------------
Signature

---------------------------------------------
Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR THE PROPOSALS.

Please date, sign and return promptly.




/X/
COREFUND
FAMILY OF MUTUAL FUNDS

To CoreFund shareholders:


     Enclosed with this letter is a proxy voting ballot, a Proxy Statement, and related information concerning a Special Meeting of Shareholders for CoreFunds, Inc. to be held in Wayne, Pennsylvania, on March 15, 1996. The purpose of this Special Meeting is to submit certain matters to our shareholders for a vote.


     All CoreFund shareholders will be asked to vote on: (1) the addition of new directors to the CoreFund Board of Directors, and (2) new advisory agreements between CoreFunds and CoreStates Advisers. If approved, these advisory agreements will become effective upon the merger of CoreStates Financial Corp and Meridian Bancorp.


     At the same time, shareholders who are invested in the Fiduciary Reserve and Fiduciary Tax-Free Reserve, as well as those who are invested in the International Growth, Global Bond, and Intermediate Bond Funds are being asked to vote on specific proposals relating only to these funds. (Please see the table on page(s) 2 and 3 of the enclosed Proxy Statement for a quick review of the proposals affecting shareholders in these funds.)


     The Board of Directors has approved each proposal in the enclosed Proxy Statement and recommends them for your approval. I encourage you to vote in favor of the proposals, and ask that you please return your completed proxy ballot as soon as possible to help save on the cost of additional solicitations.

     We encourage you to read the enclosed Proxy Statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment sales representative, or CoreFunds directly at 1-800-355-CORE.


     If, on the record date for the Special Meeting, you were a shareholder in more than one CoreFund, you may receive more than one proxy ballot and related materials in this package, or in separate packages. It is important that you sign and return ALL of these proxy ballots. As always, we thank you for your confidence and support.


                                                     Sincerely,
                                                     [ SIGNATURE ]
                                                     David G. Lee
                                                     President

     P.S. Remember: It is important that you sign and return ALL your proxy ballots. Thank you for your prompt action and support in this matter.

                              QUESTIONS & ANSWERS
                                      FOR
                                   COREFUNDS'
                              SHAREHOLDER MEETING

Q.         WHAT IS HAPPENING THAT IS AFFECTING ME AND ALL OTHER SHAREHOLDERS?


A.         CoreFunds is submitting new investment advisory and, in some cases, sub-advisory agreements for you to approve in anticipation of the merger between the holding companies of CoreStates Financial Corp and
           Meridian Bancorp, Inc. New advisory agreements are needed because when the merger between these two organizations occurs, the resulting change in ownership will cause the existing agreements to be terminated. (See Section II on page 6 for more complete information.)
           At the same time, CoreFunds wishes to propose electing two additional Directors to its Board. (See
           Section I on page 3 for more complete details.)


Q.         HOW DIFFERENT ARE THE CURRENT ADVISORY AGREEMENTS
           FROM THE NEW ONES?

A.         Generally speaking for all funds, the terms of the new investment advisory (and sub-advisory)
           agreements are identical to the existing advisory agreements with one notable difference. The new agreements provide for the change in ownership that will happen with the upcoming merger. On the effective merger date, the new agreements provide for your CoreFund investment to be managed by a
           CoreStates investment advisory subsidiary which represents the combined talents of CoreStates Financial
           Corp and Meridian Bancorp.

           There is another key difference for shareholders of the Fiduciary Treasury Reserve and Fiduciary
           Tax-Free Reserve. As a shareholder in either one of these portfolios, you are being asked to consider and approve a change in the adviser's contractual fee. (See Section VIII on page 24 for more complete details.)
           Also, shareholders in the International Growth Fund are being asked to approve the selection of an additional sub-adviser. (See Section IV on page 16 for more complete details.)

Q.         DO NEW ADVISORY AGREEMENTS AFFECT THE OBJECTIVES AND POLICIES OF THE FUNDS?

A.         No. The new investment advisory and sub-advisory agreements do not change any of the funds' investment objectives or policies. Shareholders must always be presented with and approve specific proposals, before any changes can be made to a fund's objectives or policies.

Q.         ARE SHAREHOLDERS NOW BEING ASKED TO VOTE ON ANY SUCH CHANGES?


A.         Yes. Shareholders in the Global Bond and Intermediate Bond Funds are being asked to approve certain changes that affect the policies of these funds. (See Section V on page 19 for more complete details.)

Q.         WHY ARE WE BEING ASKED TO ADD NEW MEMBERS TO THE
           BOARD OF DIRECTORS?


A.         Generally, it is desirable to have more than three independent directors in total on the Board. This way CoreFunds, and the directors, always know that there will be adequate representation and additional viewpoints at quarterly meetings of the board to review and pass needed measures.

Q.         HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE?

A.         After careful consideration, the Board members of the CoreFund Family of Funds, including the independent members, recommend that you vote 'FOR' all of the items on the enclosed proxy ballot. The
           Board also wishes to remind you to vote and return ALL the proxy ballot cards you receive.

                   PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD
                             YOUR VOTE IS IMPORTANT